EXHIBIT 10.5

CCI GROUP, INC.

SECURITIES PURCHASE AGREEMENT

July 29, 2004

#

TABLE OF CONTENTS

Page

2.

Fees, Option and Warrant

3.

Closing, Delivery and Payment.

3.1

Closing

3.2

Delivery

4.

Representations and Warranties of the Company

4.1

Organization, Good Standing and Qualification

4.2

Subsidiaries

4.3

Capitalization; Voting Rights

4.4

Authorization; Binding Obligations

4.5

Liabilities

4.6

Agreements; Action

4.7

Obligations to Related Parties

4.8

Changes

4.9

Title to Properties and Assets; Liens, Etc.

4.10

Intellectual Property

4.11

Compliance with Other Instruments

4.12

Litigation

4.13

Tax Returns and Payments

4.14

Employees

4.15

Registration Rights and Voting Rights

4.16

Compliance with Laws; Permits

4.17

Environmental and Safety Laws

4.18

Valid Offering

4.19

Full Disclosure

4.20

Insurance

4.21

SEC Reports

4.22

Listing

4.23

No Integrated Offering

4.24

Stop Transfer

4.25

Dilution

4.26

   Patriot Act

       12

5.

Representations and Warranties of the Purchaser

5.1

No Shorting

5.2

Requisite Power and Authority

5.3

Investment Representations

5.4

Purchaser Bears Economic Risk

5.5

Acquisition for Own Account

5.6

Purchaser Can Protect Its Interest

5.7

Accredited Investor

5.8

Legends

6.

Covenants of the Company

6.1

Stop-Orders

6.2

Listing

6.3

Market Regulations

6.4

Reporting Requirements

6.5

Use of Funds

6.6

Access to Facilities

6.7

Taxes

6.8

Insurance

6.9

Intellectual Property

6.10

Properties

6.11

Confidentiality

6.12

Required Approvals

6.13

Reissuance of Securities

6.14

Opinion

6.15

   Margin Stock…………………………………………………………………...19

6.16

   Restricted Cash Disclosure…………………………………………………….19

6.17

   Financing Right of First Refusal……………………………………………….19

7.

Covenants of the Purchaser

7.1

Confidentiality

7.2

Non-Public Information

8.

Covenants of the Company and Purchaser Regarding Indemnification

8.1

Company Indemnification

8.2

Purchaser's Indemnification

9.

Conversion of Convertible Note

9.1

Mechanics of Conversion

10.

Registration Rights.

10.1

Registration Rights Granted

10.2

Offering Restrictions

11.

Miscellaneous

11.1

Governing Law

11.2

Survival

11.3

Successors

11.4

Entire Agreement

11.5

Severability

11.6

Amendment and Waiver

11.7

Delays or Omissions

11.8

Notices

11.9

Attorneys' Fees

11.10

Titles and Subtitles

11.11

Facsimile Signatures; Counterparts

11.12

Broker's Fees

11.13

Construction

LIST OF EXHIBITS
Form of Convertible Term Note	Exhibit A
Form of Warrant	Exhibit B-1
Form of Option………………………………………………………………………..	Exhibit B-2
Form of Opinion	Exhibit C
Form of Escrow Agreement	Exhibit D

#

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of July 29, 2004, by and between CCI GROUP, INC., a Utah corporation (the "Company"), and Laurus Master Fund, Ltd., a Cayman Islands company (the "Purchaser").

RECITALS

WHEREAS, the Company has authorized the sale to the Purchaser of a Convertible Term Note in the aggregate principal amount of Ten Million Five Hundred Thousand Dollars ($10,500,000) (as amended, modified or supplemented from time to time, the "Note"), which Note is convertible into shares of the Company's common stock, no par value per share (the "Common Stock") at an initial fixed conversion price of $ 1.37 per share of Common Stock ("Fixed Conversion Price");

WHEREAS, the Company wishes to issue (x) a warrant to the Purchaser to purchase up to 807,692 shares of the Company's Common Stock (subject to adjustment as set forth therein) in connection with Purchaser's purchase of the Note and (y) an option to purchase up to 2,786,941 shares of the Company’s Common Stock (subject to adjustment as set forth therein) in connection with Purchaser’s purchase of the Note;

WHEREAS, Purchaser desires to purchase the Note, the Option and the Warrant (as defined in Section 2) on the terms and conditions set forth herein; and

WHEREAS, the Company desires to issue and sell the Note, the Option and Warrant to Purchaser on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Agreement to Sell and Purchase

.  Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, a Note in the aggregate principal amount of $10,500,000 convertible into shares of the Company's Common Stock in accordance with the terms of the Note and this Agreement. The Note purchased on the Closing Date shall be known as the "Offering." A form of the Note is annexed hereto as Exhibit A. The Note will mature on the Maturity Date (as defined in the Note). Collectively, the Note, the Option and Warrant and Common Stock issuable in payment of the Note, upon conversion of the Note and upon exercise of the Warrant and the Option are referred to as the "Securities."

2.

Fees, Option and Warrant

.  On the Closing Date:

(a)

The Company will issue and deliver to the Purchaser a Warrant to purchase up to 807,692 shares of Common Stock in connection with the Offering (as amended, modified or supplemented from time to time, the "Warrant") pursuant to Section 1 hereof. The Warrant must be delivered on the Closing Date. A form of Warrant is annexed hereto as Exhibit B-1. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchaser by the Company are hereby also made and granted in respect of the Warrant and shares of the Company's Common Stock issuable upon exercise of the Warrant (the "Warrant Shares").

(b)

The Company will issue and deliver to the Purchaser an Option to purchase up to 2,786,941 shares of Common Stock in connection with the Offering (as amended, modified or supplemented from time to time, the "Option") pursuant to Section 1 hereof. The Option must be delivered on the Closing Date. A form of the Option is annexed hereto as Exhibit B-2. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchaser by the Company are hereby also made and granted in respect of the Option and shares of the Company's Common Stock issuable upon exercise of the Option (the "Option Shares").

(c)

Subject to the terms of Section 2(e) below, the Company shall pay to Laurus Capital Management, L.L.C., the manager of the Purchaser, a closing payment in an amount equal to three and one-half percent (3.50%) of the aggregate principal amount of the Note. The foregoing fee is referred to herein as the "Closing Payment."

(d)

The Company shall reimburse the Purchaser for its reasonable expenses (including legal fees and expenses) incurred in connection with the preparation and negotiation of this Agreement and the Related Agreements (as hereinafter defined), and expenses incurred in connection with the Purchaser's due diligence review of the Company and its Subsidiaries (as defined in Section 6.8) and all related matters. Amounts required to be paid under this Section 2(d) will be paid on the Closing Date and shall be $39,500 for such expenses referred to in this Section 2(d) (net of $15,000 heretofore paid by the Company to the Purchaser).

(e)

The Closing Payment and the expenses referred to in the preceding clause (c) (net of deposits previously paid by the Company) shall be paid at closing out of funds held pursuant to a Escrow Agreement (as defined below) and a disbursement letter (the "Disbursement Letter").

3.

Closing, Delivery and Payment.

3.1

Closing

.  Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place on the date hereof, at such time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

3.2

Delivery

.  Pursuant to the Escrow Agreement, at the Closing on the Closing Date, the Company will deliver to the Purchaser, among other things, a Note in the form attached as Exhibit A representing the aggregate principal amount of $10,500,000, an Option in the form attached as Exhibit B-2 in the Purchaser's name representing 2,786,941 Option Shares and a Warrant in the form attached as Exhibit B-1 in the Purchaser's name representing 807,692 Warrant Shares and the Purchaser will deliver to the Company, among other things, the amounts set forth in the Disbursement Letter  by certified funds or wire transfer (it being understood that $10,105,500 of the proceeds of the Note shall be placed in the Restricted Account (as defined in the Restricted Account Agreement referred to below)).

4.

Representations and Warranties of the Company

.  The Company hereby represents and warrants to the Purchaser as follows (which representations and warranties are supplemented by the Company's filings under the Securities Exchange Act of 1934 (collectively, the "Exchange Act Filings"), copies of which have been provided to the Purchaser):

4.1

Organization, Good Standing and Qualification

.  Each of the Company and each of its Subsidiaries is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and each of its Subsidiaries has the corporate power and authority to own and operate its properties and assets, to execute and deliver (i) this Agreement, (ii) the Note, the Option and the Warrant to be issued in connection with this Agreement, (iii) the Master Security Agreement dated as of the date hereof between the Company, certain Subsidiaries of the Company and the Purchaser (as amended, modified or supplemented from time to time, the “Master Security Agreement”), (iv) the Registration Rights Agreement relating to the Securities dated as of the date hereof between the Company and the Purchaser (as amended, modified or supplemented from time to time, the “Registration Rights Agreement”), (v) the Subsidiary Guaranty dated as of the date hereof made by certain Subsidiaries of the Company (as amended, modified or supplemented from time to time, the “Subsidiary Guaranty”), (vi) the Stock Pledge Agreement dated as of the date hereof among the Company, certain Subsidiaries of the Company and the Purchaser (as amended, modified or supplemented from time to time, the “Stock Pledge Agreement”), (vii) the Escrow Agreement dated as of the date hereof among the Company, the Purchaser and the escrow agent referred to therein, substantially in the form of Exhibit D hereto (as amended, modified or supplemented from time to time, the “Escrow Agreement”), (viii) the Restricted Account Agreement dated as of the date hereof among the Company, the Purchaser and North Fork Bank (as amended, modified or supplemented from time to time, the “Restricted Account Agreement”), (ix) the Restricted Account Side Letter related to the Restricted Account Agreement dated as of the date hereof between the Company and the Purchaser (as amended, modified or supplemented from time to time, the “Restricted Account Side Letter”), (x) the mortgages and additional security documentation required to be entered into by the Company or any of its Subsidiaries pursuant to the terms of this Agreement and the other Related Agreements (as amended, modified or supplemented from time to time, collectively, the “Additional Security Documentation”), (xi) the Option, (xii) the Subordination Agreement dated as of the date hereof among the subordinated lenders party thereto and the Purchaser (as amended, modified or supplemented from time to time, the “Subordination Agreement”),   and (xiii) all other agreements related to this Agreement and the Note and referred to herein (the preceding clauses (ii) through (xii), collectively, the "Related Agreements"), to issue and sell the Note and the shares of Common Stock issuable upon conversion of the Note (the "Note Shares"), to issue and sell the Warrant and the Warrant Shares and the Option and the Option Shares, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted.  Each of the Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company and it Subsidiaries, taken individually and as a whole (a “Material Adverse Effect”).

4.2

Subsidiaries

.  Each direct and indirect Subsidiary of the Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 4.2.  For the purpose of this Agreement, a “Subsidiary” of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time.

4.3

Capitalization; Voting Rights

.

(a)

The authorized capital stock of the Company, as of the date hereof consists of 50,000,000 shares, of Common Stock, no par value per share, 9,481,907 shares of which are issued and outstanding.  The authorized capital stock of each Subsidiary of the Company is set forth on Schedule 4.3.

(b)

Except as disclosed on Schedule 4.3, other than:  (i) the shares reserved for issuance under the Company's stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 4.3, neither the offer, issuance or sale of any of the Note, the Option or the Warrant, or the issuance of any of the Note Shares, the Option Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

(c)

All issued and outstanding shares of the Company's Common Stock:  (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

(d)

The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company's Certificate of Incorporation (the "Charter").  The Note Shares, the Option Shares and Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

4.4

Authorization; Binding Obligations

.  All corporate, partnership or limited liability company, as the case may be, action on the part of the Company and each of its Subsidiaries (including the respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company and its Subsidiaries hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Note, the Option and Warrant has been taken or will be taken prior to the Closing.  This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of the Company and each of its Subsidiaries, enforceable against each such person in accordance with their terms, except:

(a)

as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

(b)

general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Note and the subsequent conversion of the Note into Note Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrant and the subsequent exercise of the Warrant for Warrant Shares and the issuance of the Option and the subsequent exercise of the Option for the Option Shares, in each case, are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

4.5

Liabilities

. Except as set forth on Schedule 4.5, neither the Company nor any of its Subsidiaries has any contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any Exchange Act Filings.

4.6

Agreements; Action

.  Except as set forth on Schedule 4.6 or as disclosed in any Exchange Act Filings:

(a)

there are no agreements, understandings, instruments, contracts, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries is a party or by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, the Company or any Subsidiaries in excess of $50,000 (other than (i) obligations of, or payments to, the Company or any of its Subsidiaries arising from purchase or sale arrangements entered into in the ordinary course of business or (ii) obligations of the Company or any of its Subsidiaries to any of their respective employees pursuant to arrangements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its Subsidiaries (other than licenses arising from the purchase of "off the shelf" or other standard products); or (iii) provisions restricting the development, manufacture or distribution of the Company's or any of its Subsidiaries products or services; or (iv) indemnification by the Company or any of its Subsidiaries with respect to infringements of proprietary rights.

(b)

Since December 31, 2003, neither the Company nor any of its Subsidiaries has:  (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate; (iii) made any loans or advances to any person not in excess, individually or in the aggregate, of $100,000, other than ordinary course advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(c)

For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

4.7

Obligations to Related Parties

.  Except as set forth on Schedule 4.7, there are no obligations of the Company or any of its Subsidiaries to officers, directors, stockholders or employees of the Company or any of its Subsidiaries other than:

(a)

for payment of salary for services rendered and for bonus payments;

(b)

reimbursement for reasonable expenses incurred on behalf of the Company and its Subsidiaries;

(c)

for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and

(d)

obligations listed in the Company's financial statements or disclosed in any of its Exchange Act Filings.

Except as described above or set forth on Schedule 4.7, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person.  Except as set forth on Schedule 4.7, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

4.8

Changes

.  Since December 31, 2003, except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

(a)

any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company or any of its Subsidiaries, which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b)

any resignation or termination of any officer, key employee or group of employees of the Company or any of its Subsidiaries;

(c)

any material change, except in the ordinary course of business, in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

(d)

any damage, destruction or loss, whether or not covered by insurance, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(e)

any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

(f)

any direct or indirect loans made by the Company or any of its Subsidiaries to any stockholder, employee, officer or director of the Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

(g)

any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or any of its Subsidiaries;

(h)

any declaration or payment of any dividend or other distribution of the assets of the Company or any of its Subsidiaries;

(i)

any labor organization activity related to the Company or any of its Subsidiaries;

(j)

any debt, obligation or liability incurred, assumed or guaranteed by the Company or any of its Subsidiaries, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

(k)

any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or any of its Subsidiaries;

(l)

any change in any material agreement to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries is bound which either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(m)

any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

(n)

any arrangement or commitment by the Company or any of its Subsidiaries to do any of the acts described in subsection (a) through (m) above.

4.9

Title to Properties and Assets; Liens, Etc.

  Except as set forth on Schedule 4.9, each of the Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

(a)

those resulting from taxes which have not yet become delinquent;

(b)

minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or any of its Subsidiaries; and

(c)

those that have otherwise arisen in the ordinary course of business.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.  Except as set forth on Schedule 4.9, the Company and its Subsidiaries are in compliance with all material terms of each lease to which it is a party or is otherwise bound.

4.10

Intellectual Property

(a) Each of the Company and each of its Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company’s knowledge, as presently proposed to be conducted (the "Intellectual Property"), without any known infringement of the rights of others.  There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

(b) Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or any of its Subsidiaries aware of any basis therefor.

(c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or any of its Subsidiaries, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company or any of its Subsidiaries.

4.11

Compliance with Other Instruments

.  Neither the Company nor any of its Subsidiaries is in violation or default of (x) any term of its Charter or Bylaws, or (y) of any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.  The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Note by the Company and the other Securities by the Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

4.12

Litigation

.  Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its Subsidiaries that prevents the Company or any of its Subsidiaries from entering into this Agreement or the other Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or any change in the current equity ownership of the Company or any of its Subsidiaries, nor is the Company aware that there is any basis to assert any of the foregoing. Neither the Company nor any of its Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or which the Company or any of its Subsidiaries intends to initiate.

4.13

Tax Returns and Payments

.  Each of the Company and each of its Subsidiaries has timely filed all tax returns (federal, state and local) required to be filed by it.  All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company or any of its Subsidiaries on or before the Closing, have been paid or will be paid prior to the time they become delinquent.  Except as set forth on Schedule 4.13, neither the Company nor any of its Subsidiaries has been advised:

(a)

that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

(b)

of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

4.14

Employees

.  Except as set forth on Schedule 4.14, neither the Company nor any of its Subsidiaries has any collective bargaining agreements with any of its employees.  There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company or any of its Subsidiaries.  Except as disclosed in the Exchange Act Filings or on Schedule 4.14 or other Schedules to this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement.  To the Company's knowledge, no existing employee of the Company or any of its Subsidiaries, nor any consultant with whom the Company or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any of its Subsidiaries because of the nature of the business to be conducted by the Company or any of its Subsidiaries; and to the Company's knowledge the continued employment by the Company or any of its Subsidiaries of its present employees, and the performance of the Company's and its Subsidiaries’ contracts with its independent contractors, will not result in any such violation.  Neither the Company nor any of its Subsidiaries is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or any of its Subsidiaries.  Neither the Company nor any of its Subsidiaries has received any notice alleging that any such violation has occurred.  Except for employees who have a current effective employment agreement with the Company or any of its Subsidiaries, no employee of the Company or any of its Subsidiaries has been granted the right to continued employment by the Company or any of its Subsidiaries or to any material compensation following termination of employment with the Company or any of its Subsidiaries.  Except as set forth on Schedule 4.14, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of employees.

4.15

Registration Rights and Voting Rights

.  Except as set forth on Schedule 4.15 or except as disclosed in Exchange Act Filings, neither the Company nor any of its Subsidiaries is presently under any obligation, and neither the Company nor any of its Subsidiaries has granted any rights, to register any of the Company's or its Subsidiaries’ presently outstanding securities or any of its securities that may hereafter be issued.  Except as set forth on Schedule 4.15 or except as disclosed in Exchange Act Filings, to the Company's knowledge, no stockholder of the Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

4.16

Compliance with Laws; Permits

.  Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.  No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any other Related Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner.  Each of the Company and its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.17

Environmental and Safety Laws

.  Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on Schedule 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or any of its Subsidiaries or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company or any of its Subsidiaries. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

(a)

materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

(b)

any petroleum products or nuclear materials.

4.18

Valid Offering

.  Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

4.19

Full Disclosure

.  Each of the Company and each of its Subsidiaries has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Note, the Option and the Warrant, including all information the Company and its Subsidiaries believe is reasonably necessary to make such investment decision. This information includes the Company’s Exchange Act Filings.  Neither this Agreement, the Related Agreements, the exhibits and schedules hereto and thereto nor any other document delivered by the Company or any of its Subsidiaries to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.  Any financial projections and other estimates provided to the Purchaser by the Company or any of its Subsidiaries were based on the Company's and its Subsidiaries’ experience in the industry and on assumptions of fact and opinion as to future events which the Company or any of its Subsidiaries, at the date of the issuance of such projections or estimates, believed to be reasonable.

4.20

Insurance

.  Each of the Company and each of its Subsidiaries has (or, in the case of the Company and each Subsidiary of the Company organized in the United States, will have on or prior to 30 days following the Closing Date) general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company and its Subsidiaries in the same or similar business.

4.21

SEC Reports

.  Except as set forth on Schedule 4.21, the Company has filed all reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the “Exchange Act”).  The Company has furnished the Purchaser with copies of:  (i) its Annual Report on Form 10-KSB for its fiscal year ended December 31, 2003; and (ii) its Quarterly Reports on Form 10-QSB for its fiscal quarter ended March 31, 2004 and the Form 8-K filings which it has made during the fiscal year 2004 to date (collectively, the "SEC Reports"). Except as set forth on Schedule 4.21, each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.22

Listing

.  The Company's Common Stock is listed for trading on the National Association of Securities Dealers Over the Counter Bulletin Board (“NASD OTCBB”) and satisfies all requirements for the continuation of such trading.  The Company has not received any notice that its Common Stock will not be eligible to be traded on the NASD OTCBB or that its Common Stock does not meet all requirements for such trading.

4.23

No Integrated Offering

.  Neither the Company, nor any of its Subsidiaries or affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any of the Related Agreements to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

4.24

Stop Transfer

.  The Securities are restricted securities as of the date of this Agreement.  Neither the Company nor any of its Subsidiaries will issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

4.25

Dilution.  The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Note and exercise of the Warrant and the Option is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

4.26

Patriot Act.

The Company certifies that, to the best of Company’s knowledge, neither the Company nor any of its Subsidiaries has been designated, and is not owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224.  The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities.  In furtherance of those efforts, the Company hereby represents, warrants and agrees that:  (i) none of the cash or property that the Company or any of its Subsidiaries will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company or any of its Subsidiaries to the Purchaser, to the extent that they are within the Company’s and/or its Subsidiaries’ control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001.  The Company shall promptly notify the Purchaser if any of these representations ceases to be true and accurate regarding the Company or any of its Subsidiaries.  The Company agrees to provide the Purchaser any additional information regarding the Company or any of its Subsidiaries that the Purchaser deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities.  The Company understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Purchaser may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser’s investment in the Company.  The Company further understands that the Purchaser may release confidential information about the Company and its Subsidiaries and, if applicable, any underlying beneficial owners, to proper governmental authorities if the Purchaser, in its sole discretion, determines that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

5.

Representations and Warranties of the Purchaser

.  The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

5.1

No Shorting

.  The Purchaser or any of its affiliates and investment partners has not, will not and will not cause any person or entity, directly or indirectly, to engage in "short sales" of the Company's Common Stock as long as the Note shall be outstanding.

5.2

Requisite Power and Authority

.  The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except:

(a)

as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

(b)

as limited by general principles of equity that restrict the availability of equitable and legal remedies.

5.3

Investment Representations

.  Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note, the Option and the Warrant to be purchased by it under this Agreement and the Note Shares, the Option Shares and the Warrant Shares acquired by it upon the conversion of the Note and the exercise of the Warrant and the Option, respectively. The Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's and its Subsidiaries’ business, management and financial affairs and the terms and conditions of the Offering, the Note, the Warrant, the Option and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

5.4

Purchaser Due Diligence and Purchaser Bears Economic Risk

.

  The Purchaser acknowledges that it has received all information which it considers necessary or appropriate, including the Company’s Exchange Act Filings, for deciding to make an investment in the Company as contemplated herein, and further acknowledges that certain risks exist with respect to the Company and its business. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

5.5

Acquisition for Own Account

.  The Purchaser is acquiring the Note, the Option and Warrant and the Note Shares, the Option Shares and the Warrant Shares for the Purchaser's own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

5.6

Purchaser Can Protect Its Interest

.  The Purchaser represents that by reason of its, or of its management's, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Note, the Warrant, the Option and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements.  Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

5.7

Accredited Investor

.  Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

5.8

Legends

.

(a)

The Note shall bear substantially the following legend:

"THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CCI GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

(b)

The Note Shares and the Warrant Shares, if not issued by DWAC system (as hereinafter defined), shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CCI GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

(c)

The Warrant shall bear substantially the following legend:

"THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CCI GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

6.

Covenants of the Company

.  The Company covenants and agrees with the Purchaser as follows:

6.1

Stop-Orders

.  The Company will advise the Purchaser, promptly after it receives notice of issuance by the Securities and Exchange Commission (the "SEC"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

6.2

Listing

.  The Company will maintain the listing of its Common Stock on the NASD OTCBB (the”Principal Market”), and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

6.3

Market Regulations

.  The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser and promptly provide copies thereof to the Purchaser.

6.4

Reporting Requirements

.  The Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

6.5

Use of Funds

.  The Company agrees that (x) it will use the proceeds of the sale of the Note (i) to purchase luxury, boutique-style resort properties approved by the Purchaser (each, a “Property Acquisition”), (ii) to pay the fees and expenses incurred in connection with the transactions entered into in connection with this Agreement and (iii) for general working capital purposes and (y) it will use the proceeds of the Warrant and the Option for general working capital purposes only (it being understood that $10,105,500 of the proceeds of the Note will be deposited in the Restricted Account on the Closing Date and shall be subject to the terms and conditions of the Restricted Account Agreement and the Restricted Account Side Letter).

6.6

Access to Facilities

. Each of the Company and each of its Subsidiaries will permit any representatives designated by the Purchaser (or any successor of the Purchaser), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to:

(a)

visit and inspect any of the properties of the Company or any of its Subsidiaries;

(b)

examine the corporate and financial records of the Company or any of its Subsidiaries (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

(c)

discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with the directors, officers and independent accountants of the Company or any of its Subsidiaries.

Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries will provide any material, non-public information to the Purchaser unless the Purchaser signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

6.7

Taxes

.  Each of the Company and each of its Subsidiaries will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and its Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company and/or such Subsidiary shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and its Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

6.8

Insurance

.  Each of the Company and its Subsidiaries will keep its material assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and its Subsidiaries; and the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and its Subsidiaries and to the extent available on commercially reasonable terms. The Company, and each of its Subsidiaries will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for its obligations hereunder and under the Related Agreements. At the Company's and each of its Subsidiaries’ joint and several cost and expense in amounts and with carriers reasonably acceptable to Purchaser, the Company and each of its Subsidiaries shall (i) keep all its material properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company or any of its Subsidiaries either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective Subsidiary is engaged in business; and (v) furnish Purchaser with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting the Company's workers' compensation policy, endorsements to such policies naming Purchaser as "co-insured" or "additional insured" and appropriate loss payable endorsements in form and substance satisfactory to Purchaser, naming Purchaser as loss payee, and (z) evidence that as to Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or any Subsidiary and the insurer will provide Purchaser with at least thirty (30) days notice prior to cancellation.  With respect to (x) those resort properties acquired by Company or any of its Subsidiaries using proceeds from the Note (including the respective entity that owns such resort properties) and (y) any “Assignor” under the Master Security Agreement, the Company and each Subsidiary shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Company and/or the Subsidiary and Purchaser jointly.  In the event that as of the date of receipt of each loss recovery upon any such insurance, the Purchaser has not declared an event of default with respect to this Agreement or any of the Related Agreements, then the Company and/or such Subsidiary shall be permitted to direct the application of such loss recovery proceeds toward investment in property, plant and equipment that would comprise "Collateral" secured by Purchaser's security interest pursuant to its security agreement, with any surplus funds to be applied toward payment of the obligations of the Company to Purchaser. In the event that Purchaser has properly declared an event of default with respect to this Agreement or any of the Related Agreements, then all loss recoveries received by Purchaser upon any such insurance thereafter may be applied to the obligations of the Company hereunder and under the Related Agreements, in such order as the Purchaser may determine. Any surplus (following satisfaction of all Company obligations to Purchaser) shall be paid by Purchaser to the Company or applied as may be otherwise required by law.  Any deficiency thereon shall be paid by the Company or the Subsidiary, as applicable, to Purchaser, on demand.  Notwithstanding anything to the contrary contained above in this Section 6.8,  the Company, and each Subsidiary of the Company organized in the United States, will not be subject to the requirements of this Section 6.8 until on and after thirty (30) days following the Closing Date.

6.9

Intellectual Property

.  Each of the Company and each of its Subsidiaries shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

6.10

Properties

.  Each of the Company and each of its Subsidiaries will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and each of the Company and each of its Subsidiaries will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.11

Confidentiality

.  The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.  Notwithstanding the foregoing, the Company may disclose Purchaser's identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

6.12

Required Approvals

.  For so long as twenty-five percent (25%) of the principal amount of the Note is outstanding, the Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to:

(a)

(i) directly or indirectly declare or pay any dividends, other than (x) dividends paid to the Parent or any of its wholly-owned Subsidiaries and (y) in the event that the holders of the indebtedness referred to in Seection 1 of Schedule 6.12(e) convert such outstanding indebtedness into preferred equity interests of the Company dividends paid to holders of such preferred equity interests at a rate of 6% per annum (payable no more frequently than quarterly), (ii) issue any preferred stock that is manditorily redeemable prior to the one year anniversary of Maturity Date (as defined in the Note) or (iii) redeem any of its preferred stock or other equity interests.

(b)

liquidate, dissolve or effect a material reorganization (it being understood that in no event shall the Company dissolve, liquidate or merge with any other person or entity (unless the Company is the surviving entity);

(c)

become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's or any of its Subsidiaries right to perform the provisions of this Agreement, any Related Agreement or any of the agreements contemplated hereby or thereby;

(d)

materially alter or change the scope of the business of the Company and its Subsidiaries taken as a whole;

(e) (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt and debt incurred to finance the purchase of equipment (not in excess of five percent (5%) of the fair market value of the Company's and its Subsidiaries’ assets) whether secured or unsecured other than (w) subordinated indebtedness incurred by the Company or any Subsidiary thereof not to exceed $1,250,000 in the aggregate at any time outstanding, so long as (I) the proceeds of any such indebtedness referred to in this clause (w) is used for general working capital purposes of the Company and/or its Subsidiaries and (II) the rights of any creditor with respect any such indebtedness incurred by the Company or any of its Subsidiaries pursuant to this clause (w) is subordinated to the rights of the Purchaser with respect to indebtedness incurred by the Company and its Subsidiaries under this Agreement and the Related Agreements, in each case, in a manner satisfactory to the Purchaser, (x) the Company's indebtedness to the Purchaser, (y) indebtedness set forth on Schedule 6.12(e) attached hereto and made a part hereof and any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, and (z) any debt incurred in connection with the purchase of assets in the ordinary course of business, or any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced; (ii) cancel any debt owing to it in excess of $50,000 in the aggregate during any 12 month period; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except the endorsement of negotiable instruments by the Company for deposit or collection or similar transactions in the ordinary course of business or guarantees of indebtedness otherwise permitted to be outstanding pursuant to this clause (e); and(f) create or acquire any Subsidiary after the date hereof unless (x) in the case of such Subsidiaries organized in a jurisdiction located within the United States of America, (i) such Subsidiary is a wholly-owned Subsidiary of the Company and (ii) such Subsidiary becomes party to the Master Security Agreement, the Stock Pledge Agreement and the Subsidiary Guaranty (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof), (y) in the case of such Subsidiaries organized in a jurisdiction located outside of the United States of America (to the extent any such Subsidiary will use the proceeds from the Note to acquire a resort property), (i) such Subsidiary is a wholly-owned Subsidiary of the Company and (ii) such Subsidiary enters into (A) security documentation (including, without limitation, mortgages and pledge agreements) governed by such Subsidiary’s jurisdiction of organization and otherwise satisfactory to the Purchaser necessary to grant the Purchaser a perfected security interest (or the equivalent thereof) in all of the assets of such Subsidiary and (B) guaranties governed by such Subsidiary’s jurisdiction of organization and otherwise satisfactory to the Purchaser guaranteeing all of the Company’s obligations under this Agreement and the Related Agreements and (z) in each of the foregoing cases, to the extent required by the Purchaser, satisfies each condition of this Agreement and the Related Agreements as if such Subsidiary were a Subsidiary on the Closing Date (including, without limitation, the provision of opinions satisfactory to the Purchaser).

6.13

Reissuance of Securities

.  The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 5.8 above at such time as:

(a)

the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act; or

(b)

upon resale subject to an effective registration statement after such Securities are registered under the Securities Act.

The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and broker, if any.

6.14

Opinion

.  On the Closing Date, the Company will deliver to the Purchaser an opinion acceptable to the Purchaser from the Company's external legal counsel. The Company will provide, at the Company's expense, such other legal opinions in the future as are deemed reasonably necessary by the Purchaser (and acceptable to the Purchaser) in connection with the conversion of the Note and exercise of the Warrant and the Option.

6.15

Margin Stock.

The Company will not permit any of the proceeds of the Note, the Option or the Warrant to be used directly or indirectly to “purchase” or “carry” “margin stock” or to repay indebtedness incurred to “purchase” or “carry” “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

6.15

Restricted Cash Disclosure.  The Company agrees that, in connection with its filing of its 8-K Report with the SEC concerning the transactions contemplated by this Agreement and the Related Agreements (such report, the “Laurus Transaction 8-K”) in a timely manner after the date hereof, it will disclose in such Laurus Transaction 8-K the amount of the proceeds of the Note issued to the Purchaser that has been placed in a restricted cash account and is subject to the terms and conditions of this Agreement and the Related Agreements.  Furthermore, the Company agrees to disclose in all public filings required by the Commission (where appropriate) following the filing of the Laurus Transaction 8-K, the existence of the restricted cash referred to in the immediately preceding sentence, together with the amount thereof.

6.17__

Financing Right of First Refusal. For so long as twenty-five percent (25%) of the principal amount of the Note is outstanding, (a) The Company hereby grants to the Purchaser a right of first refusal to provide any Additional Financing (as defined below) to be issued by the Company and/or any of its Subsidiaries, subject to the following terms and conditions. From and after the date hereof,  prior to the incurrence of any additional indebtedness and/or the sale or issuance of any equity interests of the Company or any of its Subsidiaries (an “Additional Financing”), the Company and/or any Subsidiary of the Company, as the case may be, shall notify the Purchaser of its intention to enter into such Additional Financing. In connection therewith, the Company and/or the applicable Subsidiary thereof shall submit a fully executed term sheet (a “Proposed Term Sheet”) to the Purchaser setting forth the terms, conditions and pricing of any such Additional Financing (such financing to be negotiated on “arm’s length” terms and the terms thereof to be negotiated in good faith) proposed to be entered into by the Company and/or such Subsidiary. The Purchaser shall have the right, but not the obligation, to deliver its own proposed term sheet (the “Purchaser Term Sheet”) setting forth the terms and conditions upon which Purchaser would be willing to provide such Additional Financing to the Company and/or such Subsidiary. The Purchaser Term Sheet shall contain terms no less favorable to the Company and /or the Subsidiary than those outlined in Proposed Term Sheet. The Purchaser, in order to maintain its right stated herein, is required to deliver such Purchaser Term Sheet  within ten business days of receipt of each such Proposed Term Sheet.  If the provisions of the Purchaser Term Sheet are at least as favorable to the Company and/or such Subsidiary, as the case may be, as the provisions of the Proposed Term Sheet, the Company and/or such Subsidiary shall enter into and consummate the Additional Financing transaction outlined in the Purchaser Term Sheet.

(b) The Company will not, and will not permit its Subsidiaries to, agree, directly or indirectly, to any restriction with any person or entity which limits the ability of the Purchaser to consummate an Additional Financing with the Company or any of its Subsidiaries.

7.

Covenants of the Purchaser

.  The Purchaser covenants and agrees with the Company as follows:

7.1

Confidentiality

.  The Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

7.2

Non-Public Information

.  The Purchaser agrees not to effect any sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

8.

Covenants of the Company and Purchaser Regarding Indemnification

.

8.1

Company Indemnification

.  The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser, each of the Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon: (i) any misrepresentation by the Company or any of its Subsidiaries or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by Company or any of its Subsidiaries of any covenant or undertaking to be performed by Company or any of its Subsidiaries hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and Purchaser relating hereto or thereto.  Furthermore, the Company shall reimburse the Purchaser for (x) its reasonable expenses (including legal fees and expenses) incurred in connection with the preparation and negotiation of documentation required by the Purchaser to be entered into by the Company and its Subsidiaries prior to the consummation of a Property Acquisition, and (y) its reasonable expenses incurred in connection with the Purchaser's due diligence review of the Property Acquisition, all property being acquired in connection with the Property Acquisition and all related matters.

8.2

Purchaser's Indemnification

.  Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon:  (i) any misrepresentation by Purchaser or breach of any warranty by Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

9.

Conversion of Convertible Note

.

9.1

Mechanics of Conversion

.

(a)

Provided the Purchaser has notified the Company of the Purchaser's intention to sell the Note Shares and the Note Shares are included in an effective registration statement or are otherwise exempt from registration when sold:  (i) upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel reasonably acceptable to the Purchaser following a request by the Purchaser) to assure that the Company's transfer agent shall issue shares of the Company's Common Stock in the name of the Purchaser (or its nominee) or such other persons as designated by the Purchaser in accordance with Section 9.1(b) hereof and in such denominations to be specified representing the number of Note Shares issuable upon such conversion; and (ii) the Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that after the Effectiveness Date (as defined in the Registration Rights Agreement) the Note Shares issued will be freely transferable subject to the prospectus delivery requirements of the Securities Act and the provisions of this Agreement, and will not contain a legend restricting the resale or transferability of the Note Shares.

(b)

Purchaser shall effect conversion by giving notice of its decision to exercise its right to convert the Note or part thereof by telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Company (the "Notice of Conversion"). The Notice of Conversion shall state the amount of the Note then converted, the number of shares of  Common Stock to be received upon conversion, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Conversion Notice to the Company by facsimile (the “Conversion Date”). If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that such Conversion Notice to the Company is deemed delivered hereunder. The Purchaser will not be required to surrender the Note until the Purchaser receives a credit to the account of the Purchaser's prime broker through the DWAC system (as defined below), representing the Note Shares or until the Note has been fully satisfied.  Each date on which a Notice of Conversion is telecopied or delivered to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date."  Pursuant to the terms of the Notice of Conversion, the Company will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to the Company of the  Notice of Conversion  and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Purchaser's prime broker with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date").

(c)

The Company understands that a delay in the delivery of the Note Shares in the form required pursuant to Section 9 hereof beyond the Delivery Date could result in economic loss to the Purchaser.  In the event that the Company fails to direct its transfer agent to deliver the Note Shares to the Purchaser via the DWAC system within the time frame set forth in Section 9.1(b) above and the Note Shares are not delivered to the Purchaser by the Delivery Date, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late issuance of the Note Shares in the form required pursuant to Section 9 hereof upon conversion of the Note in the amount equal to the greater of:  (i) $500 per business day after the Delivery Date; or (ii) the Purchaser's actual damages from such delayed delivery. Notwithstanding the foregoing, the Company will not owe the Purchaser any late payments if the delay in the delivery of the Note Shares beyond the Delivery Date is solely out of the control of the Company and the Company is actively trying to cure the cause of the delay.  The Company shall pay any payments incurred under this Section in immediately available funds upon demand and, in the case of actual damages, accompanied by reasonable documentation of the amount of such damages.  Such documentation shall show the number of shares of Common Stock the Purchaser is forced to purchase (in an open market transaction) which the Purchaser anticipated receiving upon such conversion, and shall be calculated as the amount by which (A) the Purchaser's total purchase price (including customary brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note, for which such Conversion Notice was not timely honored.

Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum amount permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to a Purchaser and thus refunded to the Company.

10.

Registration Rights.

10.1

Registration Rights Granted

.  The Company hereby grants registration rights to the Purchaser pursuant to a Registration Rights Agreement dated as of even date herewith between the Company and the Purchaser.

10.2

Offering Restrictions

.  Except as previously disclosed in the SEC Reports or in the Exchange Act Filings, or stock or stock options granted to employees or directors of the Company (these exceptions hereinafter referred to as the "Excepted Issuances"), neither the Company nor any of its Subsidiaries will issue any securities with a continuously variable/floating conversion feature which are or could be (by conversion or registration) free-trading securities (i.e. common stock subject to a registration statement) prior to the full repayment or conversion of the Note (together with all accrued and unpaid interest and fees related thereto) (the "Exclusion Period").

11.

Miscellaneous

.

11.1

Governing Law

.  THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.  ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK.  BOTH PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND THE RELATED AGREEMENTS ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY.  IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM WITH SUCH STATUTE OR RULE OF LAW.  ANY SUCH PROVISION WHICH MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT.

11.2

Survival

.  The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

11.3

Successors

.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Purchaser pursuant to Rule 144 or an effective registration statement. Purchaser may not assign its rights hereunder to a competitor of the Company.

11.4

Entire Agreement

.  This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

11.5

Severability

.  In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.6

Amendment and Waiver

.

(a)

This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

(b)

The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

(c)

The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

11.7

Delays or Omissions

.  It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.  All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

11.8

Notices

.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

(a)

upon personal delivery to the party to be notified;

(b)

when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

(c)

three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

(d)

one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

If to the Company, to:	CCI GROUP, INC. 405 Park Avenue, 10th Floor New York, New York 10022 Attention: Chief Financial Officer

with a copy to:

Attention: Facsimile:

If to the Purchaser, to:

Laurus Master Fund, Ltd.

c/o Ogier Fiduciary Services (Cayman) Limited

P.O. Box 1234

Queensgate House, South Church Street, George Town

Grand Cayman, Cayman Islands, British West Indies

Facsimile:

345-949-9877

with a copy to:

John E. Tucker, Esq. 825 Third Avenue 14th Floor New York, NY 10022 Facsimile: 212-541-4434

or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

11.9

Attorneys' Fees

.  In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

11.10

Titles and Subtitles

.  The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

11.11

Facsimile Signatures; Counterparts

.  This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

11.12

Broker's Fees

.  Except as set forth on Schedule 11.12 hereof, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein.  Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11.12 being untrue.

11.13

Construction

.  Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:		PURCHASER:

CCI GROUP, INC.		LAURUS MASTER FUND, LTD.

By:	/s/ Mark Casolo	By:	/s/ Eugene Grin
Name:	Mark Casolo	Name:	Eugene Grin
Title:	Chairman	Title:	Director

# of 49

EXHIBIT 10.6

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CCI GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

SECURED CONVERTIBLE TERM NOTE

FOR VALUE RECEIVED, CCI GROUP, INC., a Utah corporation (the “Borrower”), hereby promises to pay to LAURUS MASTER FUND, LTD., c/o Ogier Fiduciary Services (Cayman) Limited, P.O. Box 1234, Queensgate House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, Fax: 345-949-9877 (the “Holder”) or its registered assigns or successors in interest, on order, the sum of Ten Million Five Hundred Thousand Dollars ($10,500,000), together with any accrued and unpaid interest hereon, on July 29, 2007 (the “Maturity Date”) if not sooner paid or converted.  The original principal amount of this Note subject to amortizing payments pursuant to Section 1.2 hereof is hereinafter referred to as the “Amortizing Principal Amount” and the remaining original principal amount of this Note is hereinafter referred to as the “Non-Amortizing Principal Amount.”

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of the date hereof between the Borrower and the Holder (the “Purchase Agreement”).

The following terms shall apply to this Note:

ARTICLE I

INTEREST & AMORTIZATION

1.1

(a)

Interest Rate.  Subject to Sections 1.1(b), 4.12 and 5.6 hereof, interest payable on this Note shall accrue at a rate per annum (the “Interest Rate”) equal to the “prime rate” published in The Wall Street Journal from time to time, plus two percent (2%).  The prime rate shall be increased or decreased as the case may be for each increase or decrease in the prime rate in an amount equal to such increase or decrease in the prime rate; each change to be effective as of the day of the change in such rate.  Subject to Section 1.1(b) hereof, the Interest Rate shall not be less than six and one quarter percent (6.25%).  Interest shall be calculated on the basis of a 360 day year.  Interest shall accrue but not be payable during the period commencing on the date hereof and ending on August 30, 2004.  Interest on the Amortizing Principal Amount shall be payable monthly, in arrears, commencing on September 1, 2004 and on the first day of each consecutive calendar month thereafter (each, a “Repayment Date”) and on the Maturity Date, whether by acceleration or otherwise.  Accrued interest on the Non-Amortizing Principal Amount shall be payable only on the Maturity Date or, in the event of the redemption or conversion of all or any portion of the Non-Amortizing Principal Amount, accrued interest on the amount so redeemed or converted shall be paid on the date of redemption or conversion, as the case may be.

1.1

(b)

Interest Rate Adjustment. The Interest Rate shall be subject to adjustment on the last business day of each month hereafter until the Maturity Date (each a “Determination Date”).  If on any Determination Date (i) the Borrower shall have registered under the Securities Act of 1933, as amended (the “Securities Act”), the shares of Common Stock underlying each of the conversion of this Note and the exercise of the Warrant issued on a registration statement declared effective by the Securities and Exchange Commission (the “SEC”), and (ii) the closing price (the “Market Price”) of the Common Stock as reported by Bloomberg, L.P. on the Principal Market (as defined below) for the five (5) consecutive trading days immediately preceding such Determination Date exceeds the then applicable Fixed Conversion Price by at least twenty five percent (25%), the Interest Rate for the succeeding calendar month shall automatically be reduced by 100 basis points (100 b.p.) (1.0.%) for each incremental twenty five percent (25%) increase in the Market Price of the Common Stock above the then applicable Fixed Conversion Price.  Notwithstanding the foregoing (and anything to the contrary contained in herein), in no event shall the Interest Rate be less than zero percent (0%).

1.2

Minimum Monthly Principal Payments. Amortizing payments of the outstanding principal amount of this Note not contained in the Restricted Account (as defined in the Restricted Account Agreement) shall begin on November 1, 2004 and shall recur on each succeeding Repayment Date thereafter until the Amortizing Principal Amount has been repaid in full, whether by the payment of cash or by the conversion of such principal into Common Stock pursuant to the terms hereof.  Subject to Section 2.1 and Article 3 below, on each Repayment Date, the Borrower shall make payments to the Holder in the amount of $3,371.79 (the “Monthly Principal Amount”), together with any accrued and unpaid interest then due on such portion of the Amortizing Principal Amount plus any and all other amounts which are then owing under this Note that have not been paid (the Monthly Principal Amount, together with such accrued and unpaid interest and such other amounts, collectively, the “Monthly Amount”); provided that, following a release of an amount of funds from the Restricted Account  (as defined in the Restricted Account Agreement) for the purposes set forth in the Restricted Account Side Letter (other than with respect to a release that occurs as a result of a conversion of any Principal Amount) (each, a “Release Amount”) each Monthly Principal Amount due on any Repayment Date occurring three months following any such release shall be increased by (A) in the event that any such release occurs prior to the one year anniversary of the Closing Date, an amount equal to (x) such Release Amount divided by (y) the remainder of (I) the number of calendar months that begin prior to the tenth anniversary of the Closing Date minus (II) three (3) and (B) in the event that any such release occurs on or after the one year anniversary of the Closing Date, an amount equal to (x) such Release Amount divided by (y) the remainder of (I) the number of calendar months that begin prior to the fifth anniversary of the Closing Date minus (II) three (3).  Any Amortizing Principal Amount that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.

ARTICLE II

CONVERSION REPAYMENT

2.1

(a)

Payment of Monthly Amount in Cash or Common Stock.   Each month by the fifth (5th) business day prior to each Repayment Date (the “Notice Date”), the Holder may deliver to Borrower a written notice in the form of Exhibit B attached hereto (each, a “Repayment Notice”) stating whether, according to the Conversion Criteria (as defined below), the Monthly Amount payable on the next Repayment Date shall be paid in cash or Common Stock, or a combination of both.  If a Repayment Notice is not delivered by the Holder on or before  the applicable Notice Date for such Repayment Date, then the Borrower shall pay the Monthly Amount due on such Repayment Date in cash.  Any portion of the Monthly Amount paid in cash on a Repayment Date, shall be paid to the Holder in an amount equal to 100% of  such amount.  The number of such shares to be issued by the Borrower to the Holder on such Repayment Date (in respect of such portion of the Monthly Amount converted into in shares of Common Stock pursuant to Section 2.1(b)), shall be the number determined by dividing (x) the portion of the Monthly Amount converted into shares of Common Stock, by (y) the then applicable Fixed Conversion Price.  For purposes hereof, the initial “Fixed Conversion Price” means $1.37.

(b)

Monthly Amount  Conversion Guidelines.  Subject to Sections 2.1(a), 2.2  and 3.2 hereof, the Holder shall convert into shares of Common Stock all or a portion of the Monthly Amount due on each  Repayment Date according to the following guidelines: (i) the average closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the five (5) consecutive trading days immediately preceding such Notice Date shall be greater than or equal to 130% of the Fixed Conversion Price and (ii) the amount of such conversion does not exceed twenty five percent (25%) of the aggregate dollar trading volume of the Common Stock for the  twenty two (22) day trading period immediately preceding delivery of a Repayment Notice.  If the Conversion Criteria are not met, the Holder shall convert only such part of the Monthly Amount that meets the Conversion Criteria. Any part of the Monthly Amount due on a Repayment Date that the Holder has not been able to convert into shares of Common Stock due to failure to meet the Conversion Criteria, shall be paid by the Borrower in cash at the rate of 100% of the Monthly Amount otherwise due on such Repayment Date, within three (3) business days of the applicable Repayment Date.

 (c)

Application of Conversion Amounts.   Any amounts converted by the Holder pursuant to Section 2.1(b) shall be deemed to constitute payments of, or applied against, (i) first, outstanding fees, (ii) second, accrued interest on the Amortizing Principal Amount, (iii) third, accrued interest on the Non-Amortizing Principal Amount and (iv) fourth, the Amortizing Principal Amount.

2.2

No Effective Registration.  Notwithstanding anything to the contrary herein, no amount payable hereunder may be converted  into  Common Stock unless (a) either (i)  an effective current Registration Statement (as defined in the Registration Rights Agreement) covering the shares of Common Stock to be issued in satisfaction of such obligations exists, or (ii) an exemption from registration of the Common Stock is available pursuant to Rule 144 of the Securities Act, and (b) no Event of Default hereunder exists and is continuing, unless such Event of Default is cured within any applicable cure period or  is otherwise waived in writing by the Holder in whole or in part at the Holder’s option.

2.3

Optional Redemption of Amortizing Principal Amount.  The Borrower will have the option of prepaying the outstanding Amortizing Principal Amount (“Optional Amortizing Redemption”), in whole or in part, by paying to the Holder a sum of money equal to one hundred one percent (101%) of the Amortizing Principal Amount to be redeemed, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement or any Related Agreement (the “Amortizing Redemption Amount”) on the day written notice of redemption (the “Notice of Amortizing Redemption”) is given to the Holder.  The Notice of Amortizing Redemption shall specify the date for such Optional Amortizing Redemption (the “Amortizing Redemption Payment Date”), which date shall be not less than seven (7) business days after the date of the Notice of Amortizing Redemption (the “Redemption Period”).  A Notice of Amortizing Redemption shall not be effective with respect to any portion of the Amortizing Principal Amount for which the Holder has a pending election to convert pursuant to Section 3.1, or for conversions initiated or made by the Holder pursuant to Section 3.1 during the Redemption Period.  The Amortizing Redemption Amount shall be determined as if such Holder’s conversion elections had been completed immediately prior to the date of the Notice of Amortizing Redemption.  On the Amortizing Redemption Payment Date, the Amortizing Redemption Amount shall be paid in good funds to the Holder.  In the event the Borrower fails to pay the Amortizing Redemption Amount on the Amortizing Redemption Payment Date as set forth  herein, then such Notice of Amortizing Redemption will be null and void.

2.4

Optional Redemption of Non-Amortizing Principal Amount.  The Borrower will have the option of repaying the outstanding Non-Amortizing Principal Amount (“Optional Non-Amortizing Redemption”), in whole or in part, by paying the Holder a sum of money equal to one hundred one percent (101%) of the Non-Amortizing Principal Amount to be redeemed, together with accrued but unpaid interest thereon (the “Non-Amortizing Redemption Amount”) on the day written notice of redemption (the “Notice of Non-Amortizing Redemption”) is giving to the Holder.  The Notice of Non-Amortizing Redemption shall specify the date for such Optional Non-Amortizing Redemption (the “Non-Amortizing Redemption Date”), which date shall be not less than seven (7) business days after the date of the Notice of Non-Amortizing Redemption (the “Non-Amortizing Redemption Period”).  A Notice of Non-Amortizing Redemption shall not be effective with respect to any portion of the Non-Amortizing Principal Amount for which the Holder has a pending election to convert pursuant to Section 3.1, or for conversions initiated or made by the Holder pursuant to Section 3.1 during the Non-Amortizing Redemption Period.  The Non-Amortizing Redemption Amount shall be determined as if the Holder’s conversion elections had been completed immediately prior to the date of the Notice of Non-Amortizing Redemption.  On the Non-Amortizing Redemption Date, the Non-Amortizing Redemption Amount shall be paid (i) in good funds to the Holder, (ii) by furnishing the Holder written direction to notify the bank holding the Restricted Account to release from the Restricted Account and deliver to the Holder a sum of money equal to the Non-Amortizing Redemption Amount, or (iii) if the amount on deposit in the Restricted Account is less than the Non-Amortizing Redemption Amount, by furnishing the Holder written direction to notify the bank holding the Restricted Account to release all amounts on deposit in the Restricted Account to the Holder and delivering to the Holder good funds in an amount equal to the balance of the Non-Amortizing Redemption Amount.

ARTICLE III

CONVERSION RIGHTS

3.1.

Holder’s Conversion Rights.  Subject to Section 2.2, the Holder shall have the right, but not the obligation, to convert all or any portion of the then aggregate outstanding Principal Amount of this Note, together with interest and fees due hereon, into shares of Common Stock, subject to the terms and conditions set forth in this Article III.  The Holder may exercise such right by delivery to the Borrower of a written Notice of Conversion pursuant to Section 3.3.

3.2

Conversion Limitation.  Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert pursuant to the terms of this Note an amount that would be convertible into that number of Conversion Shares which would exceed the difference between the number of shares of Common Stock beneficially owned by such Holder or issuable upon exercise of Warrants held by such Holder and 4.99% of the outstanding shares of Common Stock.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The Holder may void the Conversion Share limitation described in this Section 3.2 upon 75 days prior notice to the Borrower or without any notice requirement upon the occurrence and continuance of an Event of Default.

11.14

3.3

Mechanics of Holder’s Conversion. (a) In the event that the Holder elects to convert any amounts outstanding under this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion (a “Notice of Conversion”) to the Borrower, which Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and fees being converted.  On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Borrower within two (2) business days after the Conversion Date.  Each date on which a Notice of Conversion is delivered or telecopied to the Borrower in accordance with the provisions hereof shall be deemed a “Conversion Date”.  A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit A.

(b)

Pursuant to the terms of a Notice of Conversion, the Borrower will issue instructions to the transfer agent accompanied by an opinion of counsel, if so required by the Borrower’s transfer agent, within one (1) business day of the date of the delivery to Borrower of the Notice of Conversion  and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Holder’s designated broker with the Depository Trust Corporation (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system within three (3) business days after receipt by the Borrower of the Notice of Conversion (the “Delivery Date”).  In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Borrower of the Notice of Conversion.  The Holder shall be treated for all purposes as the record holder of such shares of Common Stock, unless the Holder provides the Borrower written instructions to the contrary.

3.4

Conversion Mechanics.

(a)

In addition to the conversion mechanism set forth in the Purchase Agreement, the number of shares of Common Stock to be issued upon each conversion of this Note pursuant to this Article III shall be determined by dividing that portion of the Principal Amount and interest and fees to be converted, if any, by the then applicable Fixed Conversion Price.  In the event of any conversions of outstanding obligations under this Note in part pursuant to this Article III, such conversions shall be deemed to constitute conversions (i) first, of the Monthly Amount for the current calendar month, (ii) then of the accrued interest on the Non-Amortizing Principal Amount, (iii) then, of outstanding Non-Amortizing Principal Amount and (iv) after the Non-Amortizing Principal Amount has been paid in full, of outstanding Amortizing Principal Amount, by applying the conversion amount to Monthly Amounts for the remaining Repayment Dates in chronological order.

(b)

The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion is subject to adjustment from time to time upon the occurrence of certain events, as follows:

A.

Stock Splits, Combinations and Dividends.  If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock to all of its holders of Common Stock, the Fixed Conversion Price or the Conversion Price, as the case may be, shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

B.

During the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note.  The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  The Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

C.

Share Issuances.  Subject to the provisions of this Section 3.4, if the Borrower shall at any time prior to the conversion or repayment in full of the Principal Amount issue any shares of Common Stock or securities convertible into Common Stock to a person other than the Holder (except (i) pursuant to Subsections A or B above; (ii) pursuant to options, warrants or other obligations to issue shares outstanding on the date hereof as disclosed to Holder in writing or as set forth in Borrower’s Exchange Act Filings or in any schedule to the Purchase Agreement; (iii) with respect to shares of Common Stock or options or warrants to purchase Common Stock, in each case issued to to employees, officers, or directors, of the Borrower pursuant to any stock or option plan or grant duly adopted by the Board of Directors of the Borrower or (iv) with respect to no more than, in the aggregate 50,000 shares per quarter of Common Stock (or options or warrants to purchase Common Stock),  issued to consultants of the Company (as calculated on the date hereof and appropriately adjusted for any subdivision, combination or similar event), so long as such shares of Common Stock (or options or warrants to purchase Common Stock) are restricted and do not become freely or publicly traded in any respect prior to the two year anniversary of the issuance thereof)  for a consideration per share (the “Offer Price”) less than the Fixed Conversion Price in effect at the time of such issuance, then the Fixed Conversion Price shall be immediately reset to such lower Offer Price at the time of issuance of such securities.  For purposes hereof, the issuance of any security of the Borrower convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the Fixed Conversion Price at the time of issuance of such securities.

D.

Reclassification, etc.  If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

3.5

Issuance of Replacement Note.  Upon any partial conversion of this Note, a replacement Note containing the same date and provisions of this Note shall, at the written request of the Holder, be issued by the Borrower to the Holder for the outstanding Principal Amount of this Note and accrued interest which shall not have been converted or paid. Subject to the provisions of Article IV, the Borrower will pay no costs, fees or any other consideration to the Holder for the production and issuance of a replacement Note.

ARTICLE IV

EVENTS OF DEFAULT

  Upon the occurrence and continuance of an Event of Default beyond any applicable grace period, the Holder may make all sums of principal, interest and other fees then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable.  In the event of such an acceleration, the amount due and owing to the Holder shall be 110% of the outstanding principal amount of the Note (plus accrued and unpaid interest and fees, if any) (the “Default Payment”).  The Default Payment shall be applied first to any fees due and payable to Holder pursuant to this Note, the Purchase Agreement or the Related Agreements, then to accrued and unpaid interest due on the Note and then to outstanding principal balance of the Note.

The occurrence of any of the following events set forth in Sections 4.1 through 4.10, inclusive, is an “Event of Default”:

4.1

Failure to Pay Principal, Interest or other Fees.  The Borrower fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, or the Borrower fails to pay when due any amount due under any other promissory note issued by Borrower, and in any such case, such failure shall continue for a period of three (3) days following the date upon which any such payment was due.

4.2

Breach of Covenant.  The Borrower breaches any covenant or any other term or condition of this Note or the Purchase Agreement in any material respect, or the Borrower or any of its Subsidiaries breaches any covenant or any other term or condition of any Related Agreement in any material respect and, any such case, such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

4.3

Breach of Representations and Warranties.  Any  representation or warranty made by the Borrower in this Note or the Purchase Agreement, or by the Borrower or any of its Subsidiaries in any Related Agreement, shall, in any such case, be false or misleading in any material respect on the date that such representation or warranty was made or deemed made.

4.4

Receiver or Trustee.  The Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

4.5

Judgments.  Any money judgment, writ or similar final process shall be entered or filed against the Borrower or any of its Subsidiaries or any of their respective property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of thirty (30) days.

4.6

Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any of its Subsidiaries.

4.7

Stop Trade.  An SEC stop trade order or Principal Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Borrower shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another Principal Market within sixty (60) days of such notice.  The “Principal Market” for the Common Stock shall include the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, or any securities exchange or other securities market on which the Common Stock is then being listed or traded.

4.8    Failure to Deliver Common Stock or Replacement Note.  The Borrower shall fail (i) to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note, and Section 9 of the Purchase Agreement, if such failure to timely deliver Common Stock shall not be cured within two (2) business days or (ii) to deliver a replacement Note to Holder within seven (7) business days following the required date of such issuance pursuant to this Note, the Purchase Agreement or any Related Agreement (to the extent required under such agreements).

0.1

Default Under Related Agreements or Other Agreements.  The occurrence and continuance of (i) any Event of Default (as defined in the Purchase Agreement or any Related Agreement) or (ii) any event of default (or similar term) under any other indebtedness, provided that no Event of Default shall occur under this clause (ii) of Section 4.9 unless the aggregate principal amount of such indebtedness pursuant to which an event of default (or similar term) has occurred is $500,000 or more.

0.2

Change in Control.

The occurrence of a change in the controlling ownership of the Borrower.

DEFAULT RELATED PROVISIONS

4.11

Default Interest Rate.  Following the occurrence and during the continuance of an Event of Default, interest on this Note shall automatically be increased by two percent (2%) per month, and all outstanding obligations under this Note, including unpaid interest, shall continue to accrue interest from the date of such Event of Default at such interest rate applicable to such obligations until such Event of Default is cured or waived.

4.12

Conversion Privileges.  The conversion privileges set forth in Article III shall remain in full force and effect immediately from the date hereof and until this Note is paid in full.

4.13

Cumulative Remedies.  The remedies under this Note shall be cumulative.

ARTICLE V

MISCELLANEOUS

5.1

Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2

Notices.  Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given:  (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Borrower at the address provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for such Holder, with a copy to John E. Tucker, Esq., 825 Third Avenue, 14th Floor, New York, New York 10022, facsimile number (212) 541-4434, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other parties hereto.  A Notice of Conversion shall be deemed given when made to the Borrower pursuant to the Purchase Agreement.

5.3

Amendment Provision.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued pursuant to Section 3.5 hereof, as it may be amended or supplemented.

5.4

Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement.  This Note shall not be assigned by the Borrower without the consent of the Holder.

5.5

Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York.  Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts.  The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

5.6

Maximum Payments.  Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

5.7

Security Interest and Guarantee.  The Holder has been granted a security interest (i) in certain assets of the Borrower and its Subsidiaries as more fully described in the Master Security Agreement dated as of the date hereof and (ii) pursuant to the Stock Pledge Agreement dated as of the date hereof.  The obligations of the Borrower under this Note are guaranteed by certain Subsidiaries of the Borrower pursuant to the Subsidiary Guaranty dated as of the date hereof.

0.1

Construction.  Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

0.2

Cost of Collection.  If default is made in the payment of this Note, the Borrower shall pay to Holder reasonable costs of collection, including reasonable attorney’s fees.

 [Balance of page intentionally left blank; signature page follows.]

# of 49

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name effective as of this 29th day of July, 2004.

CCI GROUP, INC.

By: /s/ Mark Casolo

Name: Mark Casolo

Title: Chairman

WITNESS:

Fred W. Jackson, Jr.

# of 49

EXHIBIT A

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert all or part of the Note into Common Stock

[Name and Address of Holder]

The Undersigned hereby converts  $_________ of the principal due on [specify applicable Repayment Date] under the Convertible Term Note issued by CCI GROUP, INC. dated July 29, 2004 by delivery of Shares of Common Stock of CCI GROUP, INC. on and subject to the conditions set forth in Article III of such Note.

1.

Date of Conversion

_______________________

2.

Shares To Be Delivered:

_______________________

By:_______________________________

Name:_____________________________

Title:______________________________

# of 49

EXHIBIT B

CONVERSION NOTICE

(To be executed by the Holder in order to convert  all or part of a Monthly Amount into Common Stock)

[Name and Address of Holder]

Holder  hereby converts  $_________ of the Monthly Amount due on [specify applicable Repayment Date] under the Convertible Term Note issued by CCI GROUP, INC. dated July 29, 2004 by delivery of Shares of Common Stock of CCI GROUP, INC. on and subject to the conditions set forth in Article III of such Note.

1.

Fixed Conversion Price:

$_______________________

2.

Amount to be paid:

$_______________________

3.

Shares To Be Delivered (2 divided by 1):

__________________

4.

Cash payment to be made by Borrower :

$_____________________

Date: ____________

LAURUS MASTER FUND, LTD.

By:_______________________________

Name:_____________________________

Title:______________________________

#

EXHIBIT 10.7

CCI GROUP, INC. AND CERTAIN OF ITS SUBSIDIARIES

MASTER SECURITY AGREEMENT

To:

Laurus Master Fund, Ltd.

c/o Ironshore Corporate Services, Ltd.

P.O. Box 1234 G.T

Queensgate House

South Church Street

Grand Cayman, Cayman Islands

Date: July 29, 2004

To Whom It May Concern:

1.

To secure the payment of all Obligations (as hereafter defined), CCI GROUP, INC., a Utah corporation (the “Company”), each of the other undersigned parties (other than Laurus Master Fund, Ltd, “Laurus”)) and each other entity that is required to enter into this Master Security Agreement (each an “Assignor” and, collectively, the “Assignors”) hereby assigns and grants to Laurus a continuing security interest in all of the following property now owned or at any time hereafter acquired by any Assignor, or in which any Assignor now have or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, cash equivalents, accounts, accounts receivable, deposit accounts (including, without limitation, the Restricted Account (the “Restricted Account”) maintained at North Fork Bank (Account Name: CCI Group, Inc.,  Account Number: 2704052030) referred to in the Restricted Account Agreement), inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among our affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which any Assignor now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore. In the event any Assignor wishes to finance the acquisition in the ordinary course of business of any hereafter acquired equipment and have obtained a commitment from a financing source to finance such equipment from an unrelated third party, Laurus agrees to release its security interest on such hereafter acquired equipment so financed by such third party financing source.  Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement referred to below.

2.

The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the "Securities Purchase Agreement") and (ii) the Related Agreements referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and each Related Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents"), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of any Assignor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under Title 11, United States Code, including, without limitation, obligations or indebtedness of each Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.

3.

Each Assignor hereby jointly and severally represents, warrants and covenants to Laurus that:

3.1

 it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and organized under the respective laws of its jurisdiction of organization set forth on Schedule A, and each Assignor will provide Laurus thirty (30) days' prior written notice of any change in any of its respective jurisdiction of organization;

3.2

its legal name is as set forth in its respective  Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A, and it will provide Laurus thirty (30) days' prior written notice of any change in its legal name;

3.3

its organizational identification number (if applicable) is as set forth on Schedule A hereto,  and it will provide Laurus thirty (30) days' prior written notice of any change in any of its organizational identification number;

3.4

it is the lawful owner of the respective Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

3.5

it will keep its respective Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except  (i) Encumbrances securing the Obligations and (ii) to the extent said Encumbrance does not secure indebtedness in excess of $50,000 and such Encumbrance is removed or otherwise released within ten (10) days of the creation thereof;

3.6

it will, at its and the other Assignors joint and several  cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors’ business;

3.7

it will not without Laurus’ prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $25,000 and only to the extent that:

(a)

the proceeds of any such disposition are used to acquire replacement Collateral which is subject to Laurus’ first priority perfected security interest, or are used to repay Obligations or to pay general corporate expenses; and

(b)

following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations;

3.8

it will insure  or cause the Collateral to be insured in Laurus’ name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Laurus shall specify in amounts and under policies by insurers acceptable to Laurus and all premiums thereon shall be paid by  such Assignor and the policies delivered to Laurus.  If any such Assignor fails to do so, Laurus may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

3.9

it will at all reasonable times allow Laurus or Laurus’ representatives free access to and the right of inspection of the Collateral;

3.10

such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against Laurus or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Laurus’ own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision).

4.

The occurrence of any of the following events or conditions shall constitute an "Event of Default” under this Master Security Agreement:

4.1

any covenant, warranty, representation or statement made or furnished to Laurus by the Assignor or on the Assignor’s behalf was breached in any material respect or false in any material respect when made or furnished, as the case may be, and, in the case of a covenant, if subject to cure, shall not be cured for a period of fifteen (15) days;

(b) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon  except to the extent:

(a)

such loss is covered by insurance proceeds which are used to replace the item or repay Laurus; or

(b)

said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within ten (10) days of the creation or the assertion thereof;

4.2

any Assignor shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of  Assignors’ property;

4.3

any proceedings under any bankruptcy or insolvency law shall be commenced by or against any Assignor;

4.4

the Company shall repudiate, purport to revoke or fail to perform any or all of its  obligations under any Note (after passage of applicable cure period, if any); or

4.5

an Event of Default shall have occurred under and as defined in any Document.

5.

Upon the occurrence of any Event of Default and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law.  Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire.  Upon Laurus’ request, each of the Assignors shall assemble or cause the Collateral to be assembled and make it available to Laurus at a place designated by Laurus.  If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to any Assignor  either at such Assignor’s address shown herein or at any address appearing on Laurus’ records for such Assignor.  Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and each Assignor shall be liable for any deficiency.  For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, Laurus shall have the immediate right to withdraw any and all monies contained in the Restricted Account or any other deposit accounts in the name of the Assignor and controlled by Laurus and apply same to the repayment of the Obligations (in such order of application as Laurus may elect).

6.

If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor’s part to be performed or fulfilled under or pursuant to this Master Security Agreement, Laurus may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor’s joint and several account and at each Assignor’s joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law, or, at Laurus’ option, debited by Laurus from the Restricted Account or any other deposit accounts in the name of the Assignor and controlled by Laurus.

7.

Each Assignor appoints Laurus, any of Laurus’ officers, employees or any other person or entity whom Laurus may designate as our attorney, with power to execute such documents in each of our behalf and to supply any omitted information and correct patent errors in any documents executed by any Assignor or on any Assignor’s behalf; to file financing statements against us covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired” (or any substantially similar variation thereof)); to sign  our name on public records; and to do all other things Laurus deem necessary to carry out this Master Security Agreement.  Each Assignor hereby ratifies and approves all acts of the attorney and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).  This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

8.

No delay or failure on Laurus’ part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion.  Laurus’ books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.  Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently.  Each Assignor agrees to join with Laurus in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus’ security interest in the Collateral.

9.

This Master Security Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally.  All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall inure to the benefit of Laurus’ successors and assigns.  The term "Laurus" as herein used shall include Laurus, any parent of Laurus’, any of Laurus’ subsidiaries and any co-subsidiaries of Laurus’ parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of each Assignor.  Laurus and each Assignor hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and each Assignor agrees not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection Laurus or each Assignor  may have as to the bringing or maintaining of such action with any such court.

10.

It is understood and agreed that any person or entity that desires to become an Assignor hereunder, or is required to execute a counterpart of this Master Security Agreement after the date hereof pursuant to the requirements of any Document, shall become an Assignor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to such Documents as Laurus shall reasonably request and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

11.

All notices from Laurus to any Assignor shall be sufficiently given if mailed or delivered to such Assignor’s address set forth below.

Very truly yours,

CCI GROUP, INC.

By:  /s/ Mark Casolo

Name: Mark Casolo

Title: Chairman

Address: 405 Park Ave., 10th Fl

New York, New York 10022

CARIBBEAN CLUBS INTERNATIONAL, INC.

By:  /s/ Fred W. Jackson, Jr.

Name: Fred W. Jackson, Jr.

Title: Chairman

Address: 405 Park Ave., 10th Fl

New York, New York 10022

ACKNOWLEDGED:

LAURUS MASTER FUND, LTD.

By: /s/ Eugene Grin

Name: Eugene Grin

Title: Director

#

SCHEDULE A Entity Jurisdiction of Organization Organization Identification Number [Assignors]

#

EXHIBIT 10.8

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CCI GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase up to 807,692 Shares of Common Stock of
CCI GROUP, INC.
(subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. _________________	Issue Date: July 29, 2004

CCI GROUP, INC., a corporation organized under the laws of the State of Utah (“CCIG”), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business July 29, 2011 (the "Expiration Date"), up to 807,692 fully paid and nonassessable shares of Common Stock (as hereinafter defined), no par value per share, at the applicable Exercise Price per share (as defined below).  The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)

The term "Company" shall include CCIG and any corporation which shall succeed, or assume the obligations of, CCIG  hereunder.

(b)

The term "Common Stock" includes (i) the Company's Common Stock, no par value per share; and (ii) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)

The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d)

The "Exercise Price" applicable under this Warrant shall be as follows:

(i)

a price of $2.06 for the  first 269,230 shares acquired hereunder;

(ii)

a price of $2.40  for the next 269,230 shares acquired hereunder; and

(iii)

a price of $ $2.74 for any additional shares acquired hereunder.

12.

Exercise of Warrant.

12.1

Number of Shares Issuable upon Exercise.  From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2.2 below.

12.2

Fair Market Value.  For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a)

If the Company's Common Stock is traded on the American Stock Exchange or  another national exchange or is quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc.("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

(b)

If the Company's Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD OTC Bulletin Board or the “pink sheets”, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(c)

Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

(d)

If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

12.3

Company Acknowledgment.  The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

12.4

Trustee for Warrant Holders.  In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

13.

Procedure for Exercise.

13.1

Delivery of Stock Certificates, Etc., on Exercise.  The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

13.2

Exercise.  Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) by delivery of the Warrant, or shares of Common Stock and/or Common Stock receivable upon exercise of the Warrant in accordance with Section (b) below[?], or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.  Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to cancel a portion of this Warrant receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrendering this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X=Y	(A-B)
A

Where X =

the number of shares of Common Stock to be issued to the Holder

Y =

the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of exercise)

A =

the Fair Market Value of one share of the Company's Common Stock (at the date of exercise)

B =

Exercise Price (as adjusted to the date of exercise)

14.

Effect of Reorganization, Etc.; Adjustment of Exercise Price.

14.1

Reorganization, Consolidation, Merger, Etc.  In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

14.2

Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of the Warrant (the “Trustee”).

14.3

Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.  In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including cash, where applicable) receivable by the Holders of the Warrant will be delivered to Holder or the Trustee as contemplated by Section 3.2.

15.

Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock to all of its common stockholders, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4.  The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

16.

Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant.  The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

17.

Reservation of Stock, Etc., Issuable on Exercise of Warrant.  The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

18.

Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part.  On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor's or Company’s counsel (at the Company’s expense) that such transfer is exempt from the registration requirements of applicable securities laws, and with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

19.

Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

20.

Registration Rights.  The Holder of this Warrant has been granted certain registration rights by the Company.  These registration rights are set forth in a Registration Rights Agreement entered into by the Company and Purchaser dated as of even date of this Warrant.

21.

Maximum Exercise.  The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this proviso is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such date.  For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Notwithstanding the foregoing, the restriction described in this paragraph may be revoked upon 75 days prior notice from the Holder to the Company and is automatically null and void upon the occurrence and continuance of a Event of Default under that certain Note, dated the date hereof, made by the Company to the Holder.

22.

Warrant Agent.  The Company may, by written notice to the each Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

23.

Transfer on the Company's Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

24.

Notices, Etc.  All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

25.

Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws.  Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of New York.  The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.  The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGE FOLLOWS.]

#

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CCI GROUP, INC.

WITNESS: Fred W. Jackson, Jr.
	By:	/s/ Mark Casolo
	Name:	Mark Casolo
	Title:	Chairman

#

EXHIBIT A

FORM OF SUBSCRIPTION
(To Be Signed Only On Exercise Of Warrant)

TO:

CCI GROUP, INC.

Attention:

Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

________ shares of the Common Stock covered by such Warrant; or

the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $___________.  Such payment takes the form of (check applicable box or boxes):

$__________ in lawful money of the United States; and/or

the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2.2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ______________________________________________ whose address is ___________________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

Address:

A-#

EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT
(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of CCI Group, Inc.  into which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of CCI Group, Inc.  with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

Address:

SIGNED IN THE PRESENCE OF:

(Name)
ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)

#

EXHIBIT 10.9

Right to Purchase up to 2,786,941 Shares of Common Stock of
CCI Group, Inc.
(subject to adjustment as provided herein)

COMMON STOCK OPTION

No. _________________	Issue Date: July 29, 2004

CCI GROUP, INC., a corporation organized under the laws of the State of Utah (“CCIG”), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Option and at any time or from time to time on or after a respective Option Effective Date and prior to 5:00 p.m., New York time, through the close of business July 29, 2014 (the "Expiration Date"), up to 2,786,941 fully paid and nonassessable shares of Common Stock (as hereinafter defined), no par value per share at the applicable Exercise Price per share (as defined below).  The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)

The term "Company" shall include CCIG and any corporation which shall succeed, or assume the obligations of, CCIG  hereunder.

(b)

The term "Common Stock" includes (i) the Company's Common Stock, no par value  per share; and (ii) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)

The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Option at any time shall be entitled to receive, or shall have received, on the exercise of the Option, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d)

An “Option Effective Date” applicable under this Option shall be the 75th day following the provision by the Holder to the Company of an Exercise Notice (as defined below) stating that the Holder wishes exercise its option hereunder to purchase all or a portion of the Common Stock or Other Securities that it is entitled to receive in accordance with this Option.  The Exercise Notice shall set forth the amount of shares of Common Stock that the Holder shall receive on the respective Option Effective Date.

(e)

The "Exercise Price" applicable under this Option shall be $0.0036 for each share of Common Stock acquired hereunder;

26.

Exercise of Option.

26.1

Number of Shares Issuable upon Exercise.  From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Option in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.  Each exercise of this Option shall be deemed to have been effected immediately prior to the close of business on the day on which this Option shall have been surrendered to the Company as provided in Section 2.2 below.

26.2

Fair Market Value.  For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a)

If the Company's Common Stock is traded on the American Stock Exchange or  another national exchange or is quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc.("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

(b)

If the Company's Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD OTC Bulletin Board or the “pink sheets”, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(c)

Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

(d)

If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Option are outstanding at the Determination Date.

26.3

Company Acknowledgment.  The Company will, at the time of the exercise of the Option, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Option. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

26.4

Trustee for Option Holders.  In the event that a bank or trust company shall have been appointed as trustee for the holders of the Option pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of an option or warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Option pursuant to this Section 1.

27.

Procedure for Exercise.

27.1

Delivery of Stock Certificates, Etc., on Exercise.  The Company agrees that the shares of Common Stock purchased upon exercise of this Option shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Option shall have been surrendered and payment made for such shares in accordance herewith.  As soon as practicable after the exercise of this Option in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

27.2

Exercise.  Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) by delivery of the Option, or shares of Common Stock and/or Common Stock receivable upon exercise of the Option in accordance with Section (b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Option) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.  Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, the Holder may elect to cancel a portion of this Option and receive shares of Common Stock equal to the value (as determined below) of this Option (or the portion thereof being exercised) by surrender of this Option at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X=Y	(A-B)
A

Where X =

the number of shares of Common Stock to be issued to the Holder

Y =

the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised (at the date of such exercise)

A =

the Fair Market Value of one share of the Company's Common Stock (at the date of such exercise)

B =

Exercise Price (as adjusted to the date of such exercise)

28.

Effect of Reorganization, Etc.

28.1

Reorganization, Consolidation, Merger, Etc.  In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Option, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Option, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

28.2

Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Option pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of the Option (the “Trustee”).

28.3

Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Option shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Option after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Option as provided in Section 4.  In the event this Option does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including cash, where applicable) receivable by the Holders of the Option will be delivered to Holder or the Trustee as contemplated by Section 3.2.

29.

Extraordinary Events Regarding Common Stock.  (i) In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock to all of the Company’s common stockholders, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4.  The number of shares of Common Stock that the holder of this Option shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

(ii) Furthermore, in the event that the Company or any of its Subsidiaries is required pursuant to a judgment, settlement or otherwise to issue Common Stock after the date hereof to the defendant referred to in Schedule 4.12 of that certain Securities Purchase Agreement, dated as of July 29, 2004, by and between the Company and the Holder, the aggregate amount of shares issuable upon exercise of this Option at such time shall be automatically increased by twenty percent (20%) of the aggregate amount of shares of Common Stock  issued or issuable to such individual (including pursuant to a warrant, option or any other instrument convertible or exercisable in shares of Common Stock).

30.

Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Option, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Option and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Option, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Option.  The Company will forthwith mail a copy of each such certificate to the holder of the Option and any Option agent of the Company (appointed pursuant to Section 10 hereof).

31.

Reservation of Stock, Etc., Issuable on Exercise of Option.  The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Option, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Option.

32.

Assignment; Exchange of Option.  Subject to compliance with applicable securities laws, this Option, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part.  On the surrender for exchange of this Option, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor's or company counsel (at the Company’s expense) that such transfer is exempt from the registration requirements of applicable securities laws, and with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Option of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Option so surrendered by the Transferor.

33.

Replacement of Option.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction of this Option, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu thereof, a new Option of like tenor.

34.

Registration Rights.  The Holder of this Option has been granted certain registration rights by the Company.  These registration rights are set forth in a Registration Rights Agreement entered into by the Company and Purchaser dated as of even date of this Option.

35.

Maximum Exercise.  The Holder shall not be entitled to exercise this Option on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Option with respect to which the determination of this proviso is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such date.  For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Notwithstanding the foregoing, the restriction described in this paragraph may be revoked upon 75 days prior notice from the Holder to the Company and may be declared null and void by the Holder following the occurrence and continuance of an Event of Default.

36.

Option Agent.  The Company may, by written notice to the each Holder of the Option, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Option pursuant to Section 1, exchanging this Option pursuant to Section 7, and replacing this Option pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

37.

Transfer on the Company's Books.  Until this Option is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

38.

Notices, Etc.  All notices and other communications from the Company to the Holder of this Option shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Option who has so furnished an address to the Company.

39.

Miscellaneous.  This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws.  Any action brought concerning the transactions contemplated by this Option shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of New York.  The individuals executing this Option on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Option is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Option.  The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.  The Company acknowledges that legal counsel participated in the preparation of this Option and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Option to favor any party against the other party.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGE FOLLOWS.]

#

IN WITNESS WHEREOF, the Company has executed this Option as of the date first written above.

CCI GROUP, INC.

WITNESS: Fred W. Jackson, Jr.
	By:	/s/ Mark Casolo
	Name:	Mark Casolo
	Title:	Chairman

#

EXHIBIT A

FORM OF OPTION EXERCISE NOTICE
(To Be Signed Only On Exercise Of Option)

TO:

CCI Group, Inc.

Attention:

Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Option (No.____), hereby irrevocably elects to purchase ________ shares of the Common Stock covered by such Option:

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ______________________________________________ whose address is ___________________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within the Option shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Option)

Address:

A-#

EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT
(To Be Signed Only On Transfer Of Option)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Option to purchase the percentage and number of shares of Common Stock of CCI Group, Inc.  into which the within Option relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of CCI Group, Inc. with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated:
(Signature must conform to name of holder as specified on the face of the Option)

Address:

SIGNED IN THE PRESENCE OF:

(Name)
ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)

EXHIBIT 10.10

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of July 29, 2004, by and between CCI Group, Inc., a Utah corporation (the "Company"), and Laurus Master Fund, Ltd. (the "Purchaser").

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, by and between the Purchaser and the Company (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement"), and pursuant to the Note, the Option and the Warrants referred to therein.

The Company and the Purchaser hereby agree as follows:

40.

Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Securities Purchase Agreement shall have the meanings given such terms in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

"Commission" means the Securities and Exchange Commission.

"Common Stock" means shares of the Company's common stock, no par value per share.

"Effectiveness Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than one hundred and twenty (120) days following the date hereof;  provided that, in the event that the Company receives comments on such initial Registration Statement from the Securities and Exchange Commission prior to the one hundred and twentieth (120) day following the date hereof, which comments are directly related to the financial statements of the Company and its Subsidiaries after giving effect to a Property Acquisition, the Effectiveness Date shall be extended to one hundred and fiftieth (150) day following the date hereof and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date.

"Effectiveness Period" shall have the meaning set forth in Section 2(a).

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

"Filing Date" means, with respect to (i) the initial Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the date hereof and (ii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to Section 3.4 of the Secured Convertible Term Note, Section 4 of the Option or Section 4 of the Warrant or otherwise, thirty (30) days after the occurrence such event or the date of the adjustment of the Fixed Conversion Price.

"Holder" or "Holders" means the Purchaser or any of its affiliates or transferees to the extent any of them hold Registrable Securities.

"Indemnified Party" shall have the meaning set forth in Section 5(c).

"Indemnifying Party" shall have the meaning set forth in Section 5(c).

"Note" has the meaning set forth in the Securities Purchase Agreement.

"Option" has the meaning set forth in the Securities Purchase Agreement.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Registrable Securities" means the shares of Common Stock issued upon the conversion of the Note, issuable upon exercise of the Option and issuable upon exercise of the Warrants.

"Registration Statement" means each registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

"Securities Purchase Agreement" means the agreement between the parties hereto calling for the issuance by the Company of $10,500,000 of convertible Note plus the Option and Warrants.

“Trading Day” means any day during which the Trading Market shall be open for business.

"Trading Market" means any of the NASD OTCBB, NASDAQ SmallCap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange.

"Warrants" means the Common Stock purchase warrants issued pursuant to the Securities Purchase Agreement.

41.

Registration.

41.1

On or prior to the Filing Date the Company shall prepare and file with the Commission a Registration Statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith).  The Company shall cause the Registration Statement to become effective and remain effective as provided herein.  The Company shall use its reasonable commercial efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date.  The Company shall use its reasonable commercial efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities have been sold, or (ii) all Registrable Securities may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the  "Effectiveness Period").

41.2

If: (i) the Registration Statement is not filed on or prior to the Filing Date; (ii) the Registration Statement is not declared effective by the Commission by the Effectiveness Date; (iii) after the Registration Statement is filed with and declared effective by the Commission, the Registration Statement ceases to be effective (by suspension or otherwise) as to all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year or more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective); or (iv) the Common Stock is not listed or quoted, or is suspended from trading on any Trading Market for a period of five (5) consecutive Trading Days (provided the Company shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another Trading Market); (any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 day or 20 consecutive day period (as the case may be) is exceeded, or for purposes of clause (iv) the date on which such five (5) Trading Day period is exceeded, being referred to as "Event Date"), then until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to, with respect to each Event (x) 1.0% for the first thirty (30) day period following the respective Event Date (prorated for a partial period), on a daily basis of the original principal amount of the Note and (y) (x) 1.5% for the each thirty (30) day period following the respective Event Date (prorated for partial periods), on a daily basis of the original principal amount of the Note.  While such Event continues, such liquidated damages shall be paid not less often than each thirty (30) days.  Any unpaid liquidated damages as of the date when an Event has been cured by the Company shall be paid within three (3) days following the date on which such Event has been cured by the Company.

(c)

Within three business days of the Effectiveness Date, the Company shall cause its counsel to issue a blanket opinion in the form attached hereto as Exhibit A, to the transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the Purchaser and confirmation by the Purchaser that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section  2(c) shall be delivered to the Purchaser within the time frame set forth above.

42.

Registration Procedures.  If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

42.1

prepare and file with the Commission the Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause the Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Purchaser copies of all filings and Commission letters of comment relating thereto;

42.2

prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period;

42.3

furnish to the Purchaser such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Purchaser reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement;

42.4

use its commercially reasonable efforts to register or qualify the Purchaser's Registrable Securities covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions within the United States as the Purchaser may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

42.5

list the Registrable Securities covered by the Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

42.6

immediately notify the Purchaser at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

42.7

make available for inspection by the Purchaser and any attorney, accountant or other agent retained by the Purchaser, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Purchaser.

43.

Registration Expenses.  All expenses relating to the Company's compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Holders (to the extent such counsel is required due to Company's failure to meet any of its obligations hereunder), are called "Registration Expenses". All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called "Selling Expenses."   The Company shall only be responsible for all Registration Expenses.

44.

Indemnification.

44.1

In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Purchaser, and its officers, directors and each other person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Purchaser, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Purchaser or any such person in writing specifically for use in any such document.

44.2

In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, the Purchaser will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Purchaser to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Purchaser will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Purchaser specifically for use in any such document.  Notwithstanding the provisions of this paragraph, the Purchaser shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by the Purchaser in respect of Registrable Securities in connection with any such registration under the Securities Act.

44.3

Promptly after receipt by a party entitled to claim indemnification hereunder (an "Indemnified Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an "Indemnifying Party"), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

44.4

In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Purchaser, or any officer, director or controlling person of the Purchaser, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Purchaser or such officer, director or controlling person of the Purchaser in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and the Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Purchaser is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Purchaser will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

45.

Representations, Warranties and Covenants.

45.1

The Company represents and warrants that it is subject to Section 15(d) of the Exchange Act and, except with respect to certain matters which the Company has disclosed to the Purchaser on Schedule 4.21 to the Securities Purchase Agreement, the Company has timely filed all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act.  The Company has filed (i) its Annual Report on Form 10-K for its fiscal year ended December 31, 2003 and (ii) its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2004 (collectively, the "SEC Reports").  Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company represents, warrants and covenants that at any time that the Company is no longer required to file proxy statements, reports, schedules, forms, statements and other documents pursuant to Section 15(d) it will register the Common Stock under Section 12(b) or Section 12(g) of the Exchange Act.   The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and the cash flows of the Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

45.2

The Common Stock is listed for trading on the NASD OTCBB and satisfies all requirements for the continuation of such listing.  The Company has not received any notice that its Common Stock will be delisted from the NASD OTCBB (except for prior notices which have been fully remedied) or that the Common Stock does not meet all requirements for the continuation of such listing.

45.3

Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to the Securities Purchase Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Common Stock pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

45.4

The Warrants, the Option, the Note and the shares of Common Stock which the Purchaser may acquire pursuant to the Warrants, the Option and the Note are all restricted securities under the Securities Act as of the date of this Agreement.  The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Registrable Securities at such time as such Registrable Securities are registered for public sale or an exemption from registration is available, except as required by federal or state securities laws.

45.5

The Company understands the nature of the Registrable Securities issuable upon the conversion of the Note, the exercise of the Option and the exercise of the Warrant and recognizes that the issuance of such Registrable Securities may have a potential dilutive effect.  The Company specifically acknowledges that its obligation to issue the Registrable Securities is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

45.6

Except for agreements made in the ordinary course of business, there is no agreement that has not been filed with the Commission as an exhibit to a registration statement or to a form required to be filed by the Company under the Exchange Act, the breach of which could reasonably be expected to have a material and adverse effect on the Company and its subsidiaries, or would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

45.7

The Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for the full conversion of the Note, the exercise of the Option and exercise of the Warrants.

46.

Miscellaneous.

46.1

Remedies.  In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

46.2

No Piggyback on Registrations.  Except as and to the extent specified in Schedule 7(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right for inclusion of shares in the Registration Statement to any of its security holders. Except as and to the extent specified in Schedule 7(b) hereto, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been fully satisfied.

46.3

Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

46.4

Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.  For purposes of this Section 7(d), a "Discontinuation Event" shall mean (i) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

46.5

Piggy-Back Registrations.  If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required the consent of any selling stockholder(s) to such inclusion under such registration statement.

46.6

Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

46.7

Notices.  Any notice or request hereunder may be given to the Company or the Purchaser at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 7(g).  Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail, Federal Express or other national overnight next day carrier (collectively, "Courier") or telecopy (confirmed by mail).  Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) business days after the date when deposited in the mail or with the overnight mail carrier, in the case of a Courier, the next business day following timely delivery of the package with the Courier, and, in the case of a telecopy, when confirmed.  The address for such notices and communications shall be as follows:

If to the Company:	CCI Group, Inc. Attention: Chief Financial Officer Facsimile:

with a copy to:

Attention: Facsimile:

If to a Purchaser:	To the address set forth under such Purchaser name on the signature pages hereto.

If to any other Person who is then the registered Holder:	To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter in accordance with this Section 7(g) by such Person.

46.8

Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Notes and the Securities Purchase Agreement with the prior written consent of the Company, which consent shall not be unreasonably withheld.

46.9

Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

46.10

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

46.11

Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

46.12

Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

46.13

Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CCI GROUP, INC.		LAURUS MASTER FUND, LTD.

By:	/s/ Mark Casolo	By:	/s/ Eugene Grin
Name:	Mark Casolo	Name:	Eugene Grin
Title:	Chairman	Title:	Director

Address for Notices:

825 Third Avenue − 14th Floor
New York, NY 10022
Attention: Eugene Grin
Facsimile: 212-541-4434

EXHIBIT 10.11

RESTRICTED ACCOUNT AGREEMENT

This Restricted Account Agreement (this "Agreement") is entered into this 29th day of July 2004, by and among NORTH FORK BANK, a New York banking corporation with offices at 275 Broadhollow Road, Melville, New York 11747 (together with its successors and assigns, the "Bank"), CCI GROUP, INC., a Utah corporation with offices at 405 Park Avenue, New York, NY 10022  (together with its successors and assigns, the “Company”), and LAURUS MASTER FUND, LTD., a Cayman Islands corporation with offices at 825 Third Avenue, 14th Floor, New York, New York 10022 (together with its successors and assigns, "Laurus").  Unless otherwise defined herein, capitalized terms used herein shall have the meaning provided such terms in the Purchase Agreement referred to below.

WHEREAS, Laurus has provided financing to the Company, which financing is evidenced by a Securities Purchase Agreement (as amended, modified or supplemented from time to time, the "Purchase Agreement") and the Related Agreements referred to therein;

WHEREAS, the Company and Laurus have retained the Bank to provide certain services with respect to the Restricted Account (as defined below); and

WHERERAS, the Company and Laurus have agreed that an amount of cash equal to $10,105,500 shall be deposited by Laurus on behalf of the Company by wire transfer of immediately available funds into the Restricted Account, which cash shall be held by the Bank for the benefit of Laurus, as security for the Company’s and its Subsidiaries’ obligations under the Purchase Agreement and the Related Agreements.  For the purposes of this Agreement, the “Restricted Account” shall mean that certain deposit account (as defined in Section 9-102 of the Uniform Commercial Code as in effect in the State of New York on the date hereof)  described on Exhibit B hereto, which Restricted Account shall be maintained at the Bank and shall be in the sole dominion and control of Laurus;

NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

The Bank is hereby authorized to accept for deposit into the Restricted Account the sum of $10,105,000.  The Bank hereby agrees to hold any and all monies, and other amounts from time to time on deposit and/or held in the Restricted Account for the benefit of the Laurus and shall not release any monies held in the Restricted Account until such time as the Bank shall have received a notice from Laurus substantially in the form attached hereto as Exhibit A (a “Release Notice”).  Following the receipt of a Release Notice from Laurus, the Bank agrees to promptly disburse the amount of cash referred to in such Release Notice to such account as Laurus shall determine in its sole discretion.  The Bank hereby agrees that it will only comply with written instructions originated by Laurus directing disposition of funds in the Restricted Account.  The Company hereby irrevocably authorizes the Bank to comply with any and all instructions given to the Bank by Laurus with respect to the Restricted Account without further consent by the Company.  The Bank, the Company and Laurus agree that the Restricted Account is in Laurus’ sole dominion and control.

2.

Each of the Company, Laurus and the Bank hereby agrees that the Restricted Account shall not be closed, and the account name and account number in respect thereof shall not be changed, in any case, without the consent of the Laurus, except as specifically provided for in Section 9 below.

3.

 The Bank hereby subordinates any claims and security interests it may have against, or with respect to, the Restricted Account (including any amounts from time to time on deposit therein) to the security interests of Laurus therein, and agrees that no amounts shall be charged by it to, or withheld or set-off or otherwise recouped by it from, the Restricted Account or any amounts from time to time on deposit therein; provided that, in connection with all service charges and any other charges which the Bank is entitled to receive in connection with the servicing and maintaining of the Restricted Account (such charges, collectively, the “Charges”), each of the Company, Laurus and the Bank hereby agrees that the Bank will collect such Charges in the following manner: (i) first, the Bank will charge other deposit accounts maintained by the Company with the Bank, (ii) second,   in the event that there are insufficient collected funds in such other deposit accounts to pay such Charges, the Bank will promptly notify the Company and Laurus with respect to same and,   within seven (7) business days of the Company’s receipt of such notice, the Company shall pay to the Bank the full amount of such Charges then due, and (iii) third,  if the Company fails to pay to the Bank such Charges then due within the time period set forth in the preceding clause (ii), the Bank will promptly provide a written notice to Laurus of such occurrence and,   in such case, the Bank is hereby authorized, following a period of five (5) business days after the receipt of such written notice by Laurus, to deduct such Charges then due from the Restricted Account, unless, during such five (5) business day period, Laurus pays the amount of any such Charges then due to the Bank from its own account.  Except for the payment of the Charges as set forth in the immediately preceding proviso, the Bank agrees that it shall not offset, deduct or claim against the Restricted Account unless and until Laurus has notified the Bank in writing that all of the Company’s obligations under the Purchase Agreement and the Related Agreements have been performed.

4.

The Company and the Bank agree that the maintenance by the Bank of the Restricted Account shall be as agent for Laurus.  The Bank shall be responsible for the performance of only such duties as are set forth herein.  The Bank’s duties hereunder, however, are merely ministerial, and the Bank shall have no liability or obligation to the Company or Laurus or to any other person for any act or omission of the Bank in connection with the performance of the Bank’s duties in servicing and/or maintaining the Restricted Account, except for acts of gross negligence or willful misconduct by Bank.    IN NO EVENT, HOWEVER, SHALL THE BANK HAVE ANY RESPONSIBILITY FOR CONSEQUENTIAL, INDIRECT, SPECIAL OR EXEMPLARY DAMAGES OR LOST PROFITS, WHETHER OR NOT IT HAS NOTICE THEREOF, AND REGARDLESS OF THE BASIS, THEORY OR NATURE OF THE ACTION UPON WHICH THE CLAIM IS ASSERTED, NOR SHALL IT HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE VALIDITY OR ENFORCEABILITY OF ANY SECURITY INTEREST OR OTHER INTEREST OF LAURUS OR  THE COMPANY IN THE RESTRICTED ACCOUNT.  In furtherance of and without limiting the foregoing, the Company and Laurus agree that the Bank shall not be liable for any damage or loss to them for any delay or failure of performance arising out of the acts or omissions of any third parties, including, but not limited to, various communication services, courier services, the Federal Reserve system, any other bank or any third party who may be affected by funds transactions, fire, mechanical, computer or electrical failures or other unforeseen contingencies, strikes or any similar or dissimilar cause beyond the reasonable control of the Bank. This paragraph shall survive the termination of this Agreement.

5.  Except where the Bank has been grossly negligent or has acted in bad faith, each of Laurus and the Company and their respective successors and assigns will release the Bank from and shall indemnify and hold the Bank harmless from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable counsel fees, whether arising in an action or proceeding among the parties hereto or otherwise, without regard to the merit or lack of merit thereof) to which the Bank may become subject, or which it may suffer or incur, arising out of or based upon this Agreement or the actions contemplated hereby.  This paragraph shall survive termination of this Agreement.

6.

The Bank shall be fully protected in acting on any order or direction by Laurus respecting the items received by the Bank or the monies or other items in the Restricted Account without making any independent inquiry whatsoever as to Laurus’ rights or authority to give such order or direction or as to the application of any payments made pursuant thereto.

7.

Nothing in this Agreement shall be deemed to prohibit the Bank from complying with its customary procedures in the event that it is served with any legal process with respect to the Restricted Account.

8.

The rights and powers granted in this to Laurus have been granted in order to protect and further perfect its security interests in the Restricted Account (including any amounts from time to time on deposit therein) and are powers coupled with an interest and will be affected neither by any purported revocation by the Company of this Agreement or the rights granted to Laurus hereunder or by the bankruptcy, insolvency, conservatorship or receivership of the Company or the Bank or by the lapse of time.

9.

This Agreement may not be amended or waived except by an instrument in writing signed by each of the parties hereto.  This Agreement may be terminated by the Bank upon giving the Company and Laurus thirty (30) days prior written notice.  Laurus shall designate a successor bank on or prior to the effective date of such termination and the Bank shall deliver the balance in the Restricted Account to such successor bank.   Any notice required to be given hereunder may be given, and shall be deemed given when delivered, via telefax, U.S. mail return receipt requested or nationally recognized overnight courier to each of the parties at the address set forth above.  This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of laws principles.  This Agreement sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR CONTEMPLATED BY THIS AGREEMENT.   THE BANK, THE COMPANY AND LAURUS EACH HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE COUNTY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY OR THEREBY.

*

*

*

*

Agreed and accepted this 29th day of July, 2004.

NORTH FORK BANK

•

By: Sheldon Selman

•

Name: Sheldon Selman

Title:

LAURUS MASTER FUND, LTD.

By: /s/ Eugene Grin

Name: Eugene Grin

Title:  Director

 CCI GROUP, INC.

By: /s/ Mark Casolo

     Name: Mark Casolo

     Title: Chairman

EXHIBIT 10.12

July 29, 2004

CCI Group, Inc.

405 Park Avenue

New York, NY 10022

Attn:  Mark Casolo

Re:

Restricted Account: Account Number 2704052030,

Account Name: CCI Group, Inc., maintained at North Fork Bank (the “Restricted Account”).

Reference is made to (i) that certain Securities Purchase Agreement, dated as of July 29, 2004 (as amended, modified or supplemented from time to time, the “Purchase Agreement”), by and between CCI Group, Inc., a Utah corporation (the “Company”), and Laurus Master Fund, Ltd. (the “Purchaser”) and (ii) that certain Restricted Account Agreement, dated as of July 29, 2004 (as amended, modified or supplemented from time to time, the “Restricted Account Agreement”), by and among the Company, Laurus and North Fork Bank (the “Bank”).  Capitalized terms used but not defined herein shall have the meanings ascribed them in the Purchase Agreement or the Restricted Account Agreement, as applicable.  Pursuant to the Section 3.2 of the Purchase Agreement, the Company is required to place $10,105,500 in the Restricted Account, and, subject to the provisions of this letter, the Purchase Agreement and any Related Agreement, maintain such amount in the Restricted Account for as long as the Purchaser shall have any obligations outstanding under the Note and to assign the Restricted Account for the benefit of the Purchaser as security for the performance of the Company’s obligations to the Purchaser.

The Purchaser and the Company desire to clarify certain aspects regarding the use of funds contained in the Restricted Account, and for good consideration, the receipt and sufficiency of which is here acknowledged, the Company and the Purchaser agree that, in connection with the consummation of a Property Acquisition (and as partial cash in consideration therefor), the Purchaser shall direct the Bank, pursuant to a Release Notice (as defined in the Restricted Account Agreement), to wire from the Restricted Account to such bank account as the Company may direct the Purchaser in writing, an amount of funds equal to the lesser of (x) 60% of the Appraised Value (as defined below) of the property acquired in connection with such Property Acquisition (each, an “Acquired Property”) and (y) 60% of the total cash consideration paid to the seller in connection with such Property Acquisition (each such release referred to in this sentence, a (“Property Acquisition Release”); provided that a Property Acquisition Release shall only be consummated if (i) no Event of Default then exists or would result therefrom, (ii) the Purchaser has approved the such Property Acquisition following its evaluation of all factors that it considers (in its sole discretion) relevant at the time of such requested Property Acquisition Release, including its determination (I) of the relative benefit of such Property Acquistion to the Company and its Subsidiaries and (II) of the overall performance (financial or otherwise) of the Company and its Subsidiaries at such time, (iii) the Company and its Subsidiaries have complied with Section 6.12(f) of the Purchase Agreement with respect to such Property Acquisition, (iv) the Purchaser shall have received, from an independent appraiser  satisfactory to the Purchaser, an appraisal of the Acquired Property setting forth the fair market value of the Acquired Property (such value, the “Appraised Value”), (v) the Company and/or the relevant Subsidiary thereof shall have (x) executed such mortgages and other security documentation (in each case in form and substance satisfactory to the Purchaser) necessary or desirable in the opinion of the Purchaser to grant to the Purchaser a first priority perfected security interest (or the equivalent thereof) in the Acquired Property and (y) delivered to the Purchaser title insurance, surveys, legal opinions, and/or such other documentation or certificates requested by the Purchaser in connection with the foregoing, (vi) the Company shall have provided evidence to the Purchaser that it is in compliance with Section 6.08 of the Purchase Agreement with respect to the Acquired Property and (vii) the Company shall have paid to the Purchaser all expenses (including the fees and expenses of counsel to the Purchaser) incurred by the Purchaser in connection with the foregoing.  Furthermore, for good consideration, the receipt and sufficiency of which is here acknowledged, the Company and the Purchaser agree that, so long as the Amortizing Principal Amount (as defined in the Note) at such time has been reduced (through conversions or otherwise) to $0, promptly following any conversion of a Monthly Principal Amount (as defined in the Note) or such other Principal Amounts into Common Stock of the Company (such event, a “Conversion”), the Purchaser shall direct the Bank, pursuant to a Release Notice (as defined in the Restricted Account Agreement), to wire an amount of funds equal to the corresponding dollar amount by which the aggregate Principal Amount of the Note has been reduced pursuant to such a Conversion from the Restricted Account to such bank account as the Company may direct the Purchaser in writing.

This letter may not be amended or waived except by an instrument in writing signed by the Company and the Purchaser.  This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be.  This letter shall be governed by, and construed in accordance with, the laws of the State of New York.  This letter sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein.

If the foregoing meets with your approval please signify your acceptance of the terms hereof by signing below.

Signed,

Laurus Master Fund, Ltd.

By: /s/ Eugene Grin

Name: Eugene Grin

Title: Director

Agreed and Accepted this 29th day of July, 2004.

CCI Group, Inc.

By: /s/ Mark Casolo

Name:

Mark Casolo

Title:

Chairman

EXHIBIT 10.13

STOCK PLEDGE AGREEMENT

This Stock Pledge Agreement (this “Agreement”), dated as of July 29, 2004, among Laurus Master Fund, Ltd. (the “Pledgee”), CCI GROUP, INC., a Utah corporation (the “Company”), and each of the other undersigned pledgors (the Company and each such other undersigned pledgor, a “Pledgor” and collectively, the “Pledgors”).

BACKGROUND

 The Company has entered into a Securities Purchase Agreement, dated as of July 29, 2004 (as amended, modified, restated or supplemented from time to time, the “Securities Purchase Agreement”), pursuant to which the Pledgee provides or will provide certain financial accommodations to the Company.

In order to induce the Pledgee to provide or continue to provide the financial accommodations described in the Securities Purchase Agreement, each Pledgor has agreed to pledge and grant a security interest in the collateral described herein to the Pledgee on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

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Defined Terms.  All capitalized terms used herein which are not defined shall have the meanings given to them in the Securities Purchase Agreement.

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Pledge and Grant of Security Interest.  To secure the full and punctual payment and performance of (the following clauses (a) and (b), collectively, the “Indebtedness”) (a) the obligations under the Securities Purchase Agreement and the Related Agreements referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and the Related Agreements, as each may be amended, restated, modified and/or supplemented from time to time, collectively, the “Documents”) and (b) all other indebtedness, obligations and liabilities of each Pledgor to the Pledgee whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (in each case, irrespective of the genuineness, validity, regularity or enforceability of such Indebtedness, or of any instrument evidencing any of the Indebtedness or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of such in any case commenced by or against any Pledgor under Title 11, United States Code, including, without limitation, obligations or indebtedness of each Pledgor for post-petition interest, fees, costs and charges that would have accrued or been added to the Indebtedness but for the commencement of such case), each Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Pledgee in all of the following (the “Collateral”):

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the shares of stock set forth on Schedule A annexed hereto and expressly made a part hereof (together with any additional shares of stock or other equity interests acquired by any Pledgor, the “Pledged Stock”), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

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all additional shares of stock of any issuer (each, an “Issuer”) of the Pledged Stock  from time to time acquired by any Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

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all options and rights, whether as an addition to, in substitution of or in exchange for any shares of any Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such options and rights.

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Delivery of Collateral.  All certificates representing or evidencing the Pledged Stock shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee.  Each Pledgor hereby authorizes the Issuer upon demand by the Pledgee to deliver any certificates, instruments or other distributions issued in connection with the Collateral directly to the Pledgee, in each case to be held by the Pledgee, subject to the terms hereof.  Upon an Event of Default (as defined below) under the Note that has occurred and is continuing beyond any applicable grace period, the Pledgee shall have the right, during such time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Stock.  In addition, the Pledgee shall have the right at such time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations.

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Representations and Warranties of each Pledgor.  Each Pledgor jointly and severally represents and warrants to the Pledgee (which representations and warranties shall be deemed to continue to be made until all of the Indebtedness has been paid in full and each Document and each agreement and instrument entered into in connection therewith has been irrevocably terminated) that:

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the execution, delivery and performance by each Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to any Pledgor;

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this Agreement constitutes the legal, valid, and binding obligation of each Pledgor enforceable against each Pledgor in accordance with its terms;

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(i) all Pledged Stock owned by each Pledgor is set forth on Schedule A hereto and (ii) each Pledgor is the direct and beneficial owner of each share of the Pledged Stock;

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all of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable;

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no consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for (i) the execution, delivery and performance of this Agreement, (ii) the exercise by the Pledgee of any rights with respect to the Collateral or (iii) the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder;

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there are no pending or, to the best of Pledgor’s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral;

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each Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to the Pledgee in accordance with the terms of this Agreement.

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each Pledgor owns each item of the Collateral and, except for the pledge and security interest granted to Pledgee hereunder, the Collateral shall be, immediately following the closing of the transactions contemplated by the Documents, free and clear of any other security interest, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, “Liens”).

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there are no restrictions on transfer of the Pledged Stock contained in the certificate of incorporation or by-laws (or equivalent organizational documents) of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties.

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none of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

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the pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in the Pledgee all rights of each Pledgor in the Collateral as contemplated by this Agreement.

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The Pledged Stock constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock of each Issuer.

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Covenants.  Each Pledgor jointly and severally covenants that, until the Indebtedness shall be satisfied in full and each Document and each agreement and instrument entered into in connection therewith is irrevocably terminated:

(a)

No Pledgor will sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein; nor will any Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

(b)

Each Pledgor will, at its expense, defend Pledgee’s right, title and security interest in and to the Collateral against the claims of any other party.

(c)

Each Pledgor shall at any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Pledgee upon the occurrence of an Event of Default irrevocable proxies in respect of the Collateral in form satisfactory to Pledgee.  Until receipt thereof, upon an Event of Default that has occurred and is continuing beyond any applicable grace period, this Agreement shall constitute Pledgor’s proxy to Pledgee or its nominee to vote all shares of Collateral then registered in each Pledgor’s name.

(d)

No Pledgor will consent to or approve the issuance of (i) any additional shares of any class of capital stock or other equity interests of the Issuer; or (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares, unless, in either case, such shares are pledged as Collateral pursuant to this Agreement.

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Voting Rights and Dividends.  In addition to the Pledgee’s rights and remedies set forth in Section 8 hereof, in case an Event of Default shall have occurred and be continuing, beyond any applicable cure period, the Pledgee shall (i) be entitled to vote the Collateral, (ii) be entitled to give consents, waivers and ratifications in respect of the Collateral (each Pledgor hereby irrevocably constituting and appointing the Pledgee, with full power of substitution, the proxy and attorney-in-fact of each Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Collateral.  No Pledgor shall be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of the Pledgee, such action would have a material adverse effect on the value of the Collateral or any part thereof; and, provided, further, that each Pledgor shall give at least five (5) days’ written notice of the manner in which such Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters.  Following the occurrence of an Event of Default, all dividends and all other distributions in respect of any of the Collateral, shall be delivered to the Pledgee to hold as Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of any other Pledgor, and be forthwith delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

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Event of Default.  An Event of Default shall be deemed to have occurred and may be declared by the Pledgee upon the happening of any of the following events:

(a)

An “Event of Default” under any Document or any agreement or note related to any Document shall have occurred and be continuing beyond any applicable cure period;

(b)

Any Pledgor shall default in the performance of any of its obligations under any agreement between any Pledgor and Pledgee, including, without limitation, this Agreement, and such default shall not be cured for a period of fifteen (15) days after the occurrence thereof;

(c)

Any representation or warranty of any Pledgor made herein, in any Document or in any agreement, statement or certificate given in writing pursuant hereto or thereto or in connection herewith or therewith shall be false or misleading in any material respect;

(d)

Any portion of the Collateral is subjected to levy of execution, attachment, distraint or other judicial process; or any portion of the Collateral is the subject of a claim (other than by the Pledgee) of a Lien or other right or interest in or to the Collateral and such levy or claim shall not be cured, disputed or stayed within a period of fifteen (15) business days after the occurrence thereof; or

(e)

Any Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within sixty (60) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

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Remedies.  In case an Event of Default shall have occurred and be declared by the Pledgee, the Pledgee may:

(a)

Transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

(b)

Exercise all corporate rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer  of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and

(c)

Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by the Pledgee, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its sole discretion may determine, or as may be required by applicable law.

Each Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder.  At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption.  All moneys received by the Pledgee hereunder whether upon sale of the Collateral or any part thereof or otherwise shall be held by the Pledgee and applied by it as provided in Section 10 hereof.  No failure or delay on the part of the Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder.  The Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 10 hereof.  The Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Indebtedness.  In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of New York regardless of the jurisdiction in which enforcement hereof is sought.

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Private Sale.  Each Pledgor recognizes that the Pledgee may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Each Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner.  Each Pledgor agrees that the Pledgee has no obligation to delay sale of any Collateral for the period of time necessary to permit the Issuer to register the Collateral for public sale under the Securities Act.

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Proceeds of Sale.  The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral shall be applied by the Pledgee as follows:

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First, to the payment of all costs, reasonable expenses and charges of the Pledgee and to the reimbursement of the Pledgee for the prior payment of such costs, reasonable expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the reasonable expenses of any sale or any other disposition of any of the Collateral), the expenses of any taking, attorneys’ fees and reasonable expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder;

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Second, to the payment of the Indebtedness, in whole or in part, in such order as the Pledgee may elect, whether or not such Indebtedness is then due;

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Third, to such persons, firms, corporations or other entities as required by applicable law including, without limitation, Section 9-504(1)(c) of the UCC; and

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Fourth, to the extent of any surplus to the Pledgors or as a court of competent jurisdiction may direct.

In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, each Pledgor shall be jointly and severally liable for the deficiency plus the costs and fees of any attorneys employed by Pledgee to collect such deficiency.

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Waiver of Marshaling.  Each Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

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No Waiver.  Any and all of the Pledgee’s rights with respect to the Liens granted under this Agreement shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of any Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Pledgee in reference to any of the Indebtedness.  Each Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance.  No delay or extension of time by the Pledgee in exercising any power of sale, option or other right or remedy hereunder, and no failure by the Pledgee to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice the Pledgee’s right to take any action against any Pledgor or to exercise any other power of sale, option or any other right or remedy.

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Expenses.  The Collateral shall secure, and each Pledgor shall pay to Pledgee on demand, from time to time, all reasonable costs and expenses, (including but not limited to, reasonable attorneys’ fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of the Pledgee under this Agreement or with respect to any of the Indebtedness.

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The Pledgee Appointed Attorney-In-Fact and Performance by the Pledgee.  Upon the occurrence of an Event of Default, each Pledgor hereby irrevocably constitutes and appoints the Pledgee as such Pledgor’s true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in such Pledgor’s name, place and stead, all such acts, things and deeds for and on behalf of and in the name of such Pledgor, which such Pledgor could or might do or which the Pledgee may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into the Pledgee’s name.  Each Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable.  If any Pledgor fails to perform any agreement herein contained, the Pledgee may itself perform or cause performance thereof, and any costs and expenses of the Pledgee incurred in connection therewith shall be paid by the Pledgors as provided in Section 10 hereof.

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Waivers.

(a)

EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

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Recapture.  Notwithstanding anything to the contrary in this Agreement, if the Pledgee receives any payment or payments on account of the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by the Pledgee, each Pledgor’s obligations to the Pledgee shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Pledgee, which payment shall be due on demand.

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Captions.  All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

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Miscellaneous.

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This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

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No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

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In the event that any provision of this Agreement or the application thereof to any Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

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This Agreement shall be binding upon each Pledgor, and each Pledgor’s successors and assigns, and shall inure to the benefit of the Pledgee and its successors and assigns.

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Any notice or other communication required or permitted pursuant to this Agreement shall be given in accordance with the Securities Purchase Agreement.

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This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

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EACH PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF EACH COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT.  ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.  EACH PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS.  EACH PLEDGOR  WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

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It is understood and agreed that any person or entity that desires to become a Pledgor hereunder, or is required to execute a counterpart of this Stock Pledge Agreement after the date hereof pursuant to the requirements of any Document, shall become a Pledgor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to the Pledgee, (y) delivering supplements to such exhibits and annexes to such Documents as the Pledgee shall reasonably request and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

(i)

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

CCI GROUP, INC.

By: /s/ Mark Casolo
Name: Mark Casolo
Title: Chairman

CARIBBEAN CLUBS INTERNATIONAL, INC.

By: /s/ Fred W. Jackson, Jr.
Name: Fred W. Jackson, Jr.
Title: Chairman

LAURUS MASTER FUND, LTD.

By: /s/ Eugene Grin

Name: Eugene Grin

Title: Director

SCHEDULE A to the Stock Pledge Agreement

Pledged Stock

Pledgor	Issuer	Class of Stock	Stock Certificate Number	Par Value	Number of Shares
[Insert Pledgors and Pledged Stock]

EXHIBIT 10.14

SUBSIDIARY GUARANTY

New York, New York	July 29, 2004

FOR VALUE RECEIVED, and in consideration of note purchases from, loans made or to be made or credit otherwise extended or to be extended by Laurus Master Fund, Ltd. (“Laurus”) to or for the account of CCI Group, Inc., a Utah corporation (“Debtor”), from time to time and at any time and for other good and valuable consideration and to induce Laurus, in its discretion, to purchase such notes, make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Laurus may deem advisable, each of the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several) (jointly and severally referred to as “Guarantors “ or “the undersigned”) unconditionally guaranties to Laurus, its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of Debtor to Laurus and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which Debtor or one or more parties and Debtor is or may become liable to Laurus, whether incurred by Debtor as maker, endorser, drawer, acceptor, guarantors , accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by Laurus, whether arising under, out of, or in connection with (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Debtor and Laurus (the "Securities Purchase Agreement") and (ii) each Related Agreement referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and each Related Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents"), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of the Debtor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the “Obligations”), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against Debtor under Title 11, United States Code, including, without limitation, obligations or indebtedness of Debtor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.  Terms not otherwise defined herein shall have the meaning assigned such terms in the Securities Purchase Agreement.  In furtherance of the foregoing, the undersigned hereby agrees as follows:

1.

No Impairment.  Laurus may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or any other agreement with Debtor or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Laurus and Debtor or any such other party or person, or make any election of rights Laurus may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Guaranty.  This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Debtor, or any change in the composition, nature, personnel or location of Debtor and shall extend to any successor entity to Debtor, including a debtor in possession or the like under any Insolvency Law.

2.

Guaranty Absolute.  Subject to Section 5(c), each of the undersigned jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of the Documents and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Debtor with respect thereto.  Guarantors hereby knowingly accept the full range of risk encompassed within a contract of “continuing guaranty” which risk includes the possibility that Debtor will contract additional indebtedness for which Guarantors may be liable hereunder after Debtor’s financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not Debtor has properly authorized incurring such additional indebtedness.  The undersigned acknowledge that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Debtor, have been made by Laurus to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Debtor shall be governed solely by the provisions of the Documents.  The liability of each of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Laurus or its assignees or any acceptance thereof or any release of any security by Laurus or its assignees, (d) any limitation on any party’s liability or obligation under the Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Debtor, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned.  Any amounts due from the undersigned to Laurus shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations.  Obligations include post-petition interest whether or not allowed or allowable.

3.

Waivers.

3.1

This Guaranty is a guaranty of payment and not of collection.  Laurus shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Debtor or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and each of the Guarantors hereby waives any and all rights which it may have by statute or otherwise which would require Laurus to do any of the foregoing.  Each of the Guarantors further consents and agrees that Laurus shall be under no obligation to marshal any assets in favor of Guarantors, or against or in payment of any or all of the Obligations.  The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among Laurus, Debtor and/or the undersigned with respect to the undersigned’s obligations under this Guaranty, or which Debtor may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

3.2

Each of the undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in Debtor’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

3.3

Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Laurus, the undersigned shall not be entitled to be subrogated to any of the rights of Laurus against Debtor or against any collateral or guarantee or right of offset held by Laurus for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from Debtor in respect of payments made by the undersigned hereunder, until all amounts owing to Laurus by Debtor on account of the Obligations are paid in full and Laurus’ obligation to extend credit pursuant to the Documents have been terminated.  If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and Laurus’ obligation to extend credit pursuant to the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for Laurus, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Laurus in the exact form received by the undersigned (duly endorsed by the undersigned to Laurus, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Laurus may determine, subject to the provisions of the Documents.  Any and all present and future debts and obligations of Debtor to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and Obligations of Debtor to Laurus.

4.

Security.  All sums at any time to the credit of the undersigned and any property of the undersigned in Laurus’ possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Laurus (each such entity, an “Affiliate”) shall be deemed held by Laurus or such Affiliate, as the case may be, as security for any and all of the undersigned’s obligations to Laurus and to any Affiliate of Laurus, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

5.

Representations and Warranties.  Each of the undersigned respectively, hereby jointly and severally represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Documents have been irrevocably terminated), that:

5.1

Corporate Status.  It is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization indicated on the signature page hereof and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

5.2

Authority and Execution.  It has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance of this Guaranty.

5.3

Legal, Valid and Binding Character.  This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor’s rights and general principles of equity that restrict the availability of equitable or legal remedies.

5.4

Violations.  The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to it or any contract, agreement or instrument to it is a party or by which it or any of its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Laurus on any of its property or assets pursuant to the provisions of any of the foregoing, which, in any of the foregoing cases, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

5.5

Consents or Approvals.  No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty by it, except to the extent that the failure to obtain any of the foregoing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

5.6

Litigation.  No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best of its knowledge, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting it, or any of its property or assets, which, in each of the foregoing cases, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

5.7

Financial Benefit.  It has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Documents or other Obligation incurred by the Debtor to Laurus.

6.

Acceleration.

6.1

If any Event of Default (as defined in the Note) has occurred and is continuing, or either Debtor or any of the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, any of  the undersigned, or if a notice of any material lien, levy, or assessment is filed of record with respect to any assets of any of the undersigned by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in Laurus’ possession, or otherwise, any and all Obligations shall for purposes hereof, at Laurus’ option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by Debtor.

6.2

Each of the undersigned will promptly notify Laurus of any default by such undersigned in its respective performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Laurus shall have the right to accelerate such undersigned’s obligations hereunder.

7.

Payments from Guarantors.  Laurus, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

8.

Costs.  The undersigned shall pay on demand, all costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Laurus hereunder or under any of the Obligations.

9.

No Termination.  This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and each of the undersigned’s successors and assigns, until all of the Obligations have been paid in full and Laurus’ obligation to extend credit pursuant to the Documents has been irrevocably terminated.  If any of the present or future Obligations are guarantied by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of any undersigned under this Guaranty.

10.

Recapture.  Anything in this Guaranty to the contrary notwithstanding, if Laurus receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Laurus, the undersigned’s obligations to Laurus shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Laurus, which payment shall be due on demand.

11.

Books and Records.  The books and records of Laurus showing the account between Laurus and Debtor shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

12.

No Waiver.  No failure on the part of Laurus to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Laurus of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power.  Each and every right, remedy and power hereby granted to Laurus or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Laurus at any time and from time to time.

13.

Waiver of Jury Trial. EACH OF THE UNDERSIGNED DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO.  THE UNDERSIGNED DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LAURUS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LAURUS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

14.

Governing Law; Jurisdiction; Amendments.  THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT HAVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.  EACH OF THE UNDERSIGNED EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION HEREWITH.  ANY JUDICIAL PROCEEDING BY THE UNDERSIGNED AGAINST LAURUS INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED HEREWITH SHALL BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK.  THE UNDERSIGNED FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS.  EACH OF THE UNDERSIGNED WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

15.

Severability.  To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16.

Amendments, Waivers.  No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by each of the undersigned directly affected by such amendment and/or waiver and Laurus.

17.

Notice.  All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

18.

Successors.  Laurus may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty.  Without limiting the generality of the foregoing, Laurus may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations.  In each such event, Laurus, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right.  Laurus shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which Laurus has not disposed of, sold, assigned, or otherwise transferred.

19.

It is understood and agreed that any person or entity that desires to become a Guarantor hereunder, or is required to execute a counterpart of this Guaranty after the date hereof pursuant to the requirements of any Document, shall become Guarantor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to such Documents as Laurus shall reasonably request and (z) taking all actions as specified in this Guarnaty as would have been taken by such such Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

20.

Release.  Nothing except cash payment in full of the Obligations shall release any of the undersigned from liability under this Guaranty.

[REMAINDER OF THIS PAGE IS BLANK.
SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned this ___ day of July, 2004.

CARIBBEAN CLUBS INTERNATIONAL, INC.

By:	/s/ Fred W. Jackson, Jr.
Name:	Fred W. Jackson, Jr.
Title:	Chairman

Address:	405 Park Ave., 10th Fl
New York, New York 10022
Telephone:	212-421-1400
Facsimile:	212-421-1401
State of Incorporation: Delaware

EXHIBIT 99.1

CCI Group, Inc. secures $10.5 Million financing with Laurus Funds

New York, NY  August __, 2004  CCI Group, Inc. (OTC BB: CCIG), is pleased to announce that it has completed the private placement in the amount of $10.5 million in the form of a Convertible Term Note with Laurus Master Fund, Ltd. (“Laurus Funds”).    The proceeds of the financing will be held in a restricted account under the control of Laurus and are intended to be used by the Company to acquire the  resort properties referred to below following the satisfaction of certain conditions. The Laurus Funds’ financing will be secured by a first lien on acquired properties. The debt, which will bear interest at prime plus 2%, is convertible into the common stock of the Company, and the Company may redeem the debt in cash, subject to Laurus Fund’s conversion rights.  The financing also will include common stock purchase warrants to purchase up to 807,692 shares of the common stock of the Company and a stock option to acquire 20% of the Company’s outstanding common stock on a fully diluted basis. The Company has filed a Form 8-K with the Securities Exchange Commission (www.sec.gov) on August 4, 2004 describing the transaction. Please refer to the filing, including its exhibits, for a more complete description of the transaction.

The capital received from the Laurus Funds’ financing will allow the Company to proceed with the acquisition of two targeted operating resorts located on the islands of St. Lucia and St. Kitts, respectively.  The Company has entered into letters of intent for the acquisition of the two properties; however, formal agreements have not been completed. Upon acquisition of the two resorts by the Company, the number of its operating properties will increase to three, including its flagship property, the “Beach House” located on the Island of Barbuda.

“If we are successful in acquiring the two targeted properties, the effect of the two acquisitions will be particularly profound in enhancing our membership sales effort” stated Mark C. Casolo, Chairman of the Company, “as each of the three resorts is sufficiently unique from a cultural, geographical, and on-site activity perspective thereby affording varying destination choices to our members. Mr. Casolo further stated that “We believe our membership sales program will provide a significant alternative for the those vacationers looking for a more exclusive vacation experience.”

The Company’s plan of operations entails a two fold strategy of, developing a portfolio of boutique-style resorts and hotels, and selling memberships to its acquired properties. The Company’s initial efforts have been focused on acquiring Caribbean properties, although the Company expects to direct its future efforts towards North American and European destinations.  The Company derives revenues from hotel operations and expects to derive revenues from the sale of memberships to its acquired properties.  The Company operates an exclusive resort known as the “Beach House” located on the island of Barbuda. Please visit www.caribbeanclubs.net to find out additional information about the Company.